UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23715

___________________________________________

OAKTREE DIVERSIFIED INCOME FUND INC.
(Exact name of registrant as specified in charter)

___________________________________________

Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281-1048
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.
Brookfield Public Securities Group LLC
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281-1048
(Name and address of agent for service)

___________________________________________

(855) 777-8001
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)

IN PROFILE

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to Oaktree Diversified Income Fund Inc. (the “Fund”). The Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Oaktree Capital Group, LLC (“OCG,” and collectively with OCM and the Adviser, “Oaktree”). Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of December 31, 2024, Oaktree had $202 billion in assets under management. Brookfield Public Securities Group LLC (“PSG”) serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management” or “BAM”), with $1 trillion of assets under management as of December 31, 2024. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM. In 2019, Brookfield acquired a majority interest in Oaktree.

The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://www.brookfieldoaktree.com/fund/oaktree-diversified-income-fund-inc

This report is for shareholder information. This is not a Prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for the Oaktree Diversified Income Fund (the “Fund”) for the year ended December 31, 2024.

Risk assets performed well in both the third and fourth quarter of 2024, amid positive risk sentiment and a supportive technical backdrop which drove spreads tighter. Several central banks around the world began easing their monetary policies, with the Federal Reserve (the “Fed”) cutting rates by 100bps during the second half of the year. Nevertheless, interest rates continued to fluctuate amid shifting rate expectations. While the recent election results helped equity indices reach new highs, they also drove renewed concerns on rising inflation, with the prospects of tariffs, tax cuts and a growing fiscal deficit putting pressure on rates. Additionally, the Fed signaled more moderate rate cuts in 2025 relative to what they had previously reported. Against this backdrop, global high yield bonds and senior loans had both a strong performance, returning 5.6% and 4.5%, respectively, while longer duration global investment grade bonds returned 3.4%. Overall, sub-investment grade rated credit continued to deliver compelling returns.

The Fund’s diversified asset mix of both public and private debt investments provided investors with a net return of 6.12% during the six-month period, with all strategies contributing positively to the fund’s performance. Structured credit was the top-contributing strategy in the period, led by BB- and BBB-rated collateralized loan obligations (CLOs) debt tranches, which outperformed amid high current income and spread tightening. Real estate debt also performed well, with returns driven by commercial real estate (CRE) CLOs, office-backed single asset single borrower (SASB) commercial mortgage-backed securities (CMBS), and non-agency residential mortgage-backed securities (RMBS). Private credit also had solid returns, benefitting from strong performance among floating rate loans in the healthcare and information technology sectors. Senior loans in the U.S. and Europe contributed positively to returns, outperforming their respective indices. High yield bonds delivered strong returns as well, in both the U.S. and Europe, with the latter outperforming amid lower volatility in interest rates. Emerging markets debt also gained, amid positive performance in our corporate exposure in Asia. Lastly, the portfolio’s allocation to global convertibles was accretive to performance, supported by positive risk sentiment and strong equity returns.

Overall, the backdrop for risk assets was favorable in the second half of the year and in 2024 as a whole, as economic growth surpassed expectations and central banks began to cut rates. Global credit markets delivered another year of strong returns, supported by elevated starting yields and spread compression. While continued uncertainty around the future path of interest rates was once again a source of market volatility, our portfolio was relatively insulated given the mix of fixed and floating-rate assets.

Heading into the new year, we continue to focus on assets that offer higher yields, given our desire for income to be the primary driver of portfolio performance rather than duration positioning. We continue to believe that credit investments remain an attractive alternative to equity on a risk-adjusted basis. While yields for sub-investment grade bonds have come off their recent highs, they remain well above their December 2021 levels (~300 bps higher), and above their average levels since the global financial crisis (~100 bps higher). Meanwhile, credit fundamentals are relatively sound for most borrowers, and active management will allow the portfolio to avoid the companies which are expected to experience challenges ahead and that may be adversely impacted by new government policies.

Our focus remains on credit fundamentals, conscious that an uptick in corporate activity in 2025 could alter the credit profile of borrowers and the relative value between markets. We continue to deploy capital into high yield bonds, senior loans and structured credit, while maintaining some dry powder for opportunistic deployment. Selectivity remains key, and in both high yield bonds and senior loans we are primarily focusing on the middle of the quality spectrum, while avoiding lower-quality names offering insufficient compensation for the attendant risk. Within private credit, we continued to look for opportunities across the sponsor and non-sponsor segments, with niche areas such as asset-backed finance offering further diversification potential across a range of contractual assets. Outside of bonds and loans, corporate structured credit still offers some of the best relative value opportunities in the market. We are currently targeting BB-rated CLOs. Recent refinancing of CLOs issued with expensive AAA-rated liabilities (the largest portion of their capital structure and therefore the largest driver of overall economics) has created opportunities in BB-rated tranches where managers are less sensitive to pricing. We believe balancing this allocation with dry powder will leave us well positioned if CLO market volatility picks up again. Finally, we are finding select opportunities within the real estate structured credit market, targeting primarily BBB- and BB-rated non-qualified mortgage residential MBS, which could benefit from high levels of prepayments as interest rates decline. Within real estate debt, we’ve also been purchasing commercial real estate CLOs, particularly those with multifamily collateral. We believe the portfolio remains well-positioned with a yield-to-worst of 11.36%, an average price in the mid-90s and a duration of 1.16 years.

2024 Annual Report	1

LETTER TO SHAREHOLDERS (continued)

In addition to performance information and additional discussion of factors impacting the Fund, this report provides the Fund’s audited ﬁnancial statements and schedules of investments as of December 31, 2024.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://www.brookfieldoaktree.com for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley
President Oaktree Diversified Income Fund Inc.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2024 and subject to change based on subsequent developments.

Must be preceded or accompanied by a Prospectus.

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible. Real assets include real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Oaktree Diversified Income Fund Inc.

2

OAKTREE DIVERSIFIED INCOME FUND INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Fund’s Class D shares returned 12.11% for the year ended December 31, 2024 (net of fees). The Fund also reached its three-year anniversary milestone in November, generating a strong 4.78% annualized return for the period.

The Fund generated high income from its nearly 68% allocation to floating-rate debt given historically higher interest rates. As in 2023, floating-rate loans and CLOs continued to provide very solid performance, as high current income was supported by elevated rates. Fixed-rate assets also performed well, as tightening credit spreads offset the impact from rising rates, while coupon income benefitted returns. Notably, all strategies in the portfolio contributed positively to performance. Collateralized loan obligations (CLOs) were standout performers, driven by BBB- and BB-rated tranches. Other structured credit assets also performed well, including office-related single asset single borrower (SASB) commercial mortgage-backed securities (CMBS), commercial real estate (CRE) CLOs, as well as non-agency residential mortgage-backed securities (RMBS). Both senior loans and high yield bonds delivered solid returns, with the former outperforming given their superior income and limited sensitivity to rates. Private credit continued to provide steady returns for the portfolio, with gains across a variety of sectors, but particularly from issuers in healthcare and information technology. Our emerging markets exposure also did well, with returns driven by Asia and Latin America. Finally, the portfolio’s allocation to global convertibles benefitted from strength in equity markets during the period, contributing positively to performance.

The Fund’s five largest sector allocations at the end of 2024 were software (9.0%), healthcare providers and services (4.8%), hotels, restaurants and leisure (4.7%), commercial services & supplies (4.0%), and diversified consumer services (3.3%). At the end of 2024, the Fund’s investments had a yield-to-worst of 11.36%, an average price in the mid-90s and a duration of 1.16 years. We believe the portfolio is poised to benefit from its attractive income and short duration. We remain highly optimistic about this environment for high-yielding sub-investment grade credit, which still offers the potential for equity-like returns with far less risk.

GLOBAL CREDIT MARKET OVERVIEW

The backdrop for risk assets was favorable in 2024, amid economic growth surpassing expectations and central banks beginning to cut rates. Global equity and credit markets delivered another year of strong returns as company valuations rose, elevated rates supported high current income, and spreads ground tighter throughout the year. Although central banks began reducing interest rates, these rate cuts came later than anticipated, with the Fed cutting rates at three meetings starting in September. However, longer-dated interest rates rose significantly in the U.S. (10-year Treasury yields rose 69 bps) and other developed markets. This was partly a result of much stronger-than-expected economic performance (highlighted by the S&P 500 gaining 25% for the year), inflation that did not fall as quickly as anticipated and a labor market that remained strong. In April, following a record peak of the S&P 500 and a series of upside inflation surprises, markets began to wobble in response to questions about whether the Fed would cut rates at all in 2024. However, in response to indications of a decelerating labor market in July, the Fed started its rate-cutting cycle with a 50 basis points reduction in September, followed by two additional cuts of 25 basis points each in November and December. In November, Donald Trump’s election victory — as well as the Republicans taking control of the House of Representatives and the Senate — continued to fuel the equity market rally (particularly for mega-cap companies), as investors viewed his policies as ‘pro-business’. However, the inflation risks of some of those proposed policies pushed interest rates higher following the election. Against this backdrop, the 10-year U.S. Treasury yield rose for a fourth consecutive year in 2024, peaking at 4.7% in April and closing the year above 4.5%.

OUTLOOK

After the Fed lowered interest rates at its September meeting, ending the hiking cycle that began in March of 2022, we revisited with clients several often-discussed scenarios for the U.S. economy and, importantly, our view that a soft- or no-landing scenario seemed the most probable. In these scenarios, rate cuts may hit or fall short of the Fed’s target while credit spreads remain unchanged or potentially tighten. Post- U.S. election, we continue to hold this view. Under the current administration, if the economy remains strong and/or inflation increases, fewer rate cuts may materialize. Even if they do, longer-dated yields may remain elevated given the sizable U.S. deficit.

Overall, we remain highly optimistic about the current environment for high-yielding sub-investment grade credit, which still offers the potential for equity-like returns with far less risk. While yields for sub-investment grade bonds have come off their recent highs, they remain well above their December 2021 levels (~300 bps higher), and above their average levels since the global financial crisis (~100 bps higher). Meanwhile, credit fundamentals are

2024 Annual Report	3

OAKTREE DIVERSIFIED INCOME FUND INC.

relatively sound for most borrowers, and active management will allow the portfolio to avoid the companies which are expected to experience challenges ahead. Our focus remains on credit fundamentals, conscious that an uptick in corporate activity in 2025 could alter the credit profile of borrowers and the relative value between markets. Indeed, we anticipate a potential uptick in M&A activity into the new year, which may drive increased primary market activity and provide new investment opportunities. Many companies were waiting for more clarity on the regulatory environment in the U.S. Now that the uncertainty of the U.S. election has been resolved, and with the expectation of more relaxed regulations, M&A activity is likely to pick up. Our portfolio fundamentals remain robust and our core high yield bond and senior loan allocations continue to provide an attractive balance between fixed- and floating-rate assets. The opportunity set remains attractive particularly within CLOs, where we continue to actively deploy capital. Meanwhile, private credit continues to provide an attractive source of steady income. We also continue to hold onto some dry powder for future opportunistic deployment. All in all, we believe the portfolio is poised to benefit from its attractive income and short duration. With a yield to worst of 11.36%, investors are being paid to be patient.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2024	1 Year	3 Year	Since Inception*
Class D Shares	12.11%	5.22%	4.78%
S&P/LSTA Leveraged Loan Index	8.70%	6.91%	6.65%

* Class D Shares commenced operations on November 1, 2021.

The graph below illustrates a hypothetical investment of $10,000 in the Fund from the commencement of investment operations on November 1, 2021 to December 31, 2024 compared to the S&P/LSTA Leverage Loan Index.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure

All returns shown in USD.

S&P/LSTA (Loans Syndications and Trading Association) Leveraged Loan Index tracks the largest leveraged-loan-to-market facilities, considering market weightings, spreads and interest payments.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

4

OAKTREE DIVERSIFIED INCOME FUND INC.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance includes the reinvestment of income, dividends and capital gain distributions. To obtain performance information current to the most recent month-end, please call 1-855-862-5873. Performance reflects management fees and other fund expenses.

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.

The Fund is subject to investment risks, including the possible loss of principal invested. Investing involves risk, and principal loss is possible. The Adviser employs an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund’s rate of return. The Fund may invest in foreign securities, including, but not limited to, risk related to exchange rate changes, political and economic upheaval, and relatively low market liquidity, all of which are magnified in emerging markets. The Fund intends to invest in illiquid investments which can face significant difficulties and delays associated with such transactions, and the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Investments in derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

High-yield debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Bank loans (including senior loans) are usually rated below investment grade, and the market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, restrictions on resale, and extended trade settlement periods. The Fund’s investments in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. The Fund may invest in distressed securities of corporate issuers that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest or in significant risk of being in such default which is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. The Fund may invest in loans that may be “covenant-lite,” generally loans that do not have financial maintenance covenants, which can cause the Fund to have fewer rights against a borrower and may have a greater risk of loss on such investments.

The Fund may invest in a variety of mortgage related and other asset-backed securities, which are subject to greater price volatility in relation to interest rate movements. Residential mortgage backed securities (RMBS) may be subject to prepayment risk, meaning that securities may be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. Commercial mortgage backed securities (CMBS) may be subject to extension risk, meaning that the value of CMBS may be adversely affected in rising interest rate environments when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. Investments in collateralized loan obligations (CLOs) carry additional risks including, but not limited to: 1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; 2) the quality of the collateral may decline in value or default; 3) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and 4) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

Short term performance in particular is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2024 and subject to change based on subsequent developments.

2024 Annual Report	5

OAKTREE DIVERSIFIED INCOME FUND INC. Portfolio Characteristics (Unaudited) December 31, 2024
ASSETS BY SECTOR[1]
Corporate Credit
— Senior Loans (Syndicated)	26.7%
— High Yield	18.4%
— Emerging Markets	0.4%
— Convertible Bonds	0.3%
Total Corporate Credit	45.8%
Emerging Market
— High Yield	1.4%
Structured Credit
— Collateralized Loan Obligations	14.1%
— Commercial Mortgage-Backed Securities	3.6%
— High Yield	1.6%
— Residential Mortgage-Backed Securities	2.6%
— Asset-Backed Securities	6.5%
Total Structured Credit	28.4%
Private Credit
— Senior Loans	18.4%
— Senior Loans (Syndicated)	1.4%
— High Yield	0.3%
— Preferred Stock	0.7%
— Common Stock	0.1%
— Warrants	0.1%
— Private Placement Bond	0.5%
— Private Placement Equity	0.2%
Total Private Credit	21.7%
Short-Term Investments
— Money Market Fund	2.7%
Total	100.0%
ASSETS BY GEOGRAPHY[1]
North America	80.0%
Europe Ex UK	11.7%
UK	4.4%
Asia Ex Japan	2.4%
South America	1.3%
Africa	0.1%
Middle East	0.1%
Total	100.0%

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1 Percentages are based on total market value of investments.

6

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT – 56.6%
Senior Loans (Syndicated) – 33.0%
Aerospace & Defense – 0.8%
Aernnova Aerospace, First Lien Tranche B Term Loan 7.25% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 02/27/2030 (a)	Spain	EUR	450,000	$461,567
Bleriot US Bidco Inc, First Lien Term Loan 7.08% (3 mo. Term SOFR + 2.75%, 0.00% Floor), 10/17/2030 (a)	United States	USD	710,585	715,193
Peraton Corp., First Lien Tranche B Term Loan 8.21% (1 mo. Term SOFR + 3.75%, 0.75% Floor), 02/01/2028 (a)	United States		591,452	551,836
TransDigm, Inc., First Lien Tranche J Term Loan 6.83% (3 mo. Term SOFR + 2.50%, 0.00% Floor), 02/28/2031 (a)	United States		512,970	514,428
Total Aerospace & Defense				2,243,024
Automobile Components – 0.2%
First Brands Group LLC, First Lien Tranche B Term Loan 9.85% (3 mo. Term SOFR + 5.00%, 1.00% Floor), 03/30/2027 (a)	United States		489,822	461,250
First Brands Group LLC, First Lien Term Loan 9.85% (3 mo. Term SOFR + 5.00%, 1.00% Floor), 03/30/2027 (a)	United States		248,361	233,306
Total Automobile Components				694,556
Automobiles – 0.2%
MajorDrive Holdings IV LLC, First Lien Tranche B Term Loan 8.59% (3 mo. Term SOFR + 4.00%, 0.50% Floor), 06/01/2029 (a)	United States		690,805	675,386
Beverages – 0.4%
Refresco/Pegasus, First Lien Tranche B Term Loan 6.52% (3 mo. EURIBOR + 3.50%, 0.00% Floor), 07/12/2029 (a)	Netherlands	EUR	434,985	453,490
Triton Water Holdings, Inc., First Lien Term Loan 7.84% (3 mo. Term SOFR + 3.25%, 0.50% Floor), 03/31/2028 (a)	United States	USD	725,567	732,191
Total Beverages				1,185,681
Building Products – 0.1%
Aquiles Spain Bidco SA, First Lien Tranche B Term Loan 7.81% (6 mo. EURIBOR + 4.65%, 0.00% Floor), 03/29/2029 (a)	Spain	EUR	300,000	304,453
Chemicals – 1.3%
Akzo Nobel Specialty Chemicals, First Lien Tranche B Term Loan 6.72% (3 mo. EURIBOR + 3.50%, 0.00% Floor), 04/03/2028 (a)	Netherlands		300,000	311,886
INEOS Enterprises Holdings II Ltd., First Lien Tranche B Term Loan 6.91% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 07/08/2030 (a)	United Kingdom		87,500	91,062

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	7

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
INEOS Enterprises Holdings II Ltd., First Lien Term Loan 6.91% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 07/08/2030 (a)	United Kingdom	EUR	162,500	$169,115
INEOS Finance PLC, First Lien Tranche B Term Loan 6.36% (1 mo. EURIBOR + 3.50%, 0.00% Floor), 06/23/2031 (a)	Luxembourg		247,403	257,073
INEOS Quattro Holdings UK Ltd., First Lien Tranche B Term Loan 7.36% (1 mo. EURIBOR + 4.50%, 0.00% Floor), 03/29/2029 (a)	United Kingdom		250,000	259,433
INEOS US Finance LLC, First Lien Tranche B Term Loan 7.61% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 02/19/2030 (a)	Luxembourg	USD	997,500	1,003,201
SCIH Salt Holdings, Inc., First Lien Tranche B1 Term Loan 7.59% (3 mo. Term SOFR + 3.00%, 0.75% Floor), 01/31/2029 (a)	United States		800,837	803,992
Touchdown Acquirer, First Lien Tranche B Term Loan 7.58% (3 mo. Term SOFR + 3.25%, 0.00% Floor), 02/21/2031 (a)	United States		324,188	327,582
Windsor Holdings III LLC, First Lien Tranche B Term Loan 6.30% (3 mo. EURIBOR + 3.50%, 0.00% Floor), 08/01/2030 (a)	United States	EUR	160,000	166,683
7.86% (1 mo. Term SOFR + 3.50%, 0.00% Floor), 08/01/2030 (a)	United States	USD	296,265	300,339
Total Chemicals				3,690,366
Commercial Services & Supplies – 1.6%
Access CIG LLC, First Lien Term Loan 9.59% (3 mo. Term SOFR + 5.00%, 0.50% Floor), 08/18/2028 (a)	United States		938,125	948,425
Allied Universal Holdco LLC, First Lien Term Loan 8.21% (1 mo. Term SOFR + 3.75%, 0.50% Floor), 05/15/2028 (a)	United States		813,751	817,421
Apleona Holding GmbH, First Lien Tranche B3 Term Loan 6.81% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 04/28/2028 (a)	Germany	EUR	300,000	312,718
Atlas Luxco, First Lien Tranche B Term Loan 6.61% (1 mo. EURIBOR + 3.75%, 0.00% Floor), 05/15/2028 (a)	Luxembourg		244,318	252,691
Garda World Security Corp., First Lien Tranche B Term Loan 7.90% (1 mo. Term SOFR + 3.50%, 0.00% Floor), 02/01/2029 (a)	Canada	USD	992,437	998,024
Restaurant Technologies, Inc., First Lien Term Loan 8.58% (3 mo. Term SOFR + 4.25%, 0.50% Floor), 04/02/2029 (a)	United States		486,199	478,451
Trugreen LP, First Lien Term Loan 8.46% (1 mo. Term SOFR + 4.00%, 0.75% Floor), 11/02/2027 (a)	United States		603,008	588,687
TTD Holding IV GmbH, First Lien Tranche B5 Term Loan 7.40% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 10/29/2029 (a)	Germany	EUR	250,000	260,168
Total Commercial Services & Supplies				4,656,585

____________

See Notes to Consolidated Financial Statements.

8

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Construction & Engineering – 0.8%
ADB Companies LLC, First Lien Term Loan 11.61% (1 mo. Term SOFR + 6.50%, 1.00% Floor), 12/18/2025 (a),(b)	United States	USD	1,042,995	$1,003,883
Artera Services LLC, First Lien Term Loan 8.83% (3 mo. Term SOFR + 4.50%, 0.00% Floor), 02/10/2031 (a)	United States		315,578	313,364
Tiger Acquisition LLC, First Lien Tranche B Term Loan 7.34% (1 mo. Term SOFR + 3.00%, 0.50% Floor), 06/01/2028 (a)	United States		987,552	990,021
Total Construction & Engineering				2,307,268
Containers & Packaging – 0.3%
Proampac PG Borrower LLC, First Lien Term Loan 8.52% (3 mo. Term SOFR + 4.00%, 0.75% Floor), 09/15/2028 (a)	United States		357,139	358,702
8.66% (3 mo. Term SOFR + 4.00%, 0.75% Floor), 09/15/2028 (a)	United States		547,385	549,780
Total Containers & Packaging				908,482
Distributors – 12.1%
Advantage Sales & Marketing, Inc., First Lien Term Loan 9.12% (3 mo. Term SOFR + 4.25%, 0.75% Floor), 10/28/2027 (a)	United States		673,909	672,909
Alliant Holdings Intermediate LLC, First Lien Tranche B Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.00% Floor), 09/19/2031 (a)	United States		399,000	400,520
Alpha Generation LLC, First Lien Tranche B Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.00% Floor), 09/30/2031 (a)	United States		498,750	502,865
Alterra Mountain Co., First Lien Tranche B Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.00% Floor), 08/17/2028 (a)	United States		916,012	923,171
Amynta Agency Borrower, Inc., First Lien Tranche B Term Loan 7.52% (1 mo. Term SOFR + 3.00%), 12/29/2031 (a)	United States		300,000	300,375
ASP Unifrax Holdings, LLC, First Lien Tranche DD Delay Draw Term Loan 7.75%, 09/28/2029 (c),(d)	United States		298,569	—
Auris Luxembourg III Sarl, First Lien Tranche B5 Term Loan 6.69% (6 mo. EURIBOR + 4.00%, 0.00% Floor), 02/28/2029 (a)	Denmark	EUR	205,000	213,146
Banijay/Betclic, First Lien Tranche B Term Loan 6.26% (1 mo. EURIBOR + 3.25%), 12/05/2031 (a)	United States		500,000	520,841
Bellis Acquisition Co. PLC, First Lien Tranche B Term Loan 7.09% (6 mo. EURIBOR + 4.00%), 05/14/2031 (a)	United Kingdom		250,000	253,640
Castle US Holding Corp., First Lien Tranche B Term Loan 6.65% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 01/29/2027 (a)	United States		241,751	142,947

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	9

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
CD&R Firefly Bidco, First Lien Tranche B5 Term Loan 5.50%, 06/21/2028	United Kingdom	GBP	250,000	$313,293
Century DE Buyer LLC, First Lien Tranche B Term Loan 7.90% (3 mo. Term SOFR + 3.50%, 0.00% Floor), 10/30/2030 (a)	United States	USD	348,250	351,877
Cervantes Bidco SL, First Lien Term Loan 6.46% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 10/30/2031 (a)	Spain	EUR	300,000	312,931
Charter Next Generation, Inc., First Lien Tranche B Term Loan 7.53% (1 mo. Term SOFR + 3.00%, 0.75% Floor), 12/02/2030 (a)	United States	USD	982,104	988,630
CHG Healthcare Services, Inc., First Lien Tranche B1 Term Loan 7.40% (1 mo. Term SOFR + 3.00%, 0.50% Floor), 09/29/2028 (a)	United States		492,405	494,798
CHG Healthcare Services, Inc., First Lien Tranche B2 Term Loan 8.28% (1 mo. Term SOFR + 3.50%, 0.50% Floor), 09/29/2028 (a)	United States		495,000	499,742
Cincinnati Bell, Inc., First Lien Tranche B2 Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.50% Floor), 12/19/2027 (a)	United States		718,126	723,253
Cloud Software Group, Inc., First Lien Tranche B1 Term Loan 7.83% (3 mo. Term SOFR + 3.50%, 0.50% Floor), 03/29/2029 (a)	United States		634,254	636,921
Cloud Software Group, Inc., First Lien Term Loan 8.31% (1 mo. Term SOFR + 3.75%, 0.50% Floor), 03/24/2031 (a)	United States		690,000	693,081
Cornerstone Generation LLC, First Lien Tranche B Term Loan 7.95% (1 mo. Term SOFR + 3.25%), 10/28/2031 (a)	United States		400,000	404,000
Curium Bidco Sarl, First Lien Tranche B Term Loan 7.83% (1 mo. Term SOFR + 3.50%, 0.00% Floor), 07/31/2029 (a)	Luxembourg		619,397	626,756
Dealer Tire Financial LLC, First Lien Tranche B4 Term Loan 7.86% (1 mo. Term SOFR + 3.50%, 0.50% Floor), 07/02/2031 (a)	United States		899,074	902,166
Delachaux Group SA, First Lien Tranche B Term Loan 6.56% (3 mo. EURIBOR + 3.50%, 0.00% Floor), 04/16/2029 (a)	France	EUR	220,509	230,341
DRW Holdings LLC, First Lien Tranche B Term Loan 8.84% (6 mo. Term SOFR + 3.50%), 06/26/2031 (a)	United States	USD	1,000,000	1,001,875
Dynamo Newco II GmbH, First Lien Tranche B Term Loan 7.16% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 09/26/2031 (a)	Germany	EUR	220,000	229,170
EG America LLC, First Lien Tranche BC Term Loan 10.06% (1 mo. Term SOFR + 5.50%), 02/07/2028 (a)	United Kingdom	USD	831,697	840,313
Epicor Software, First Lien Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.00% Floor), 05/30/2031 (a)	United States		555,874	551,537

____________

See Notes to Consolidated Financial Statements.

10

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Fiesta Purchaser (Shearer’s Foods), First Lien Tranche B Term Loan 7.61% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 02/12/2031 (a)	United States	USD	621,879	$615,660
FINThrive Software Intermediate (MedAssets), First Lien Tranche B Term Loan 8.38% (1 mo. Term SOFR + 4.00%, 0.00% Floor), 12/15/2028 (a)	United States		145,740	144,465
FINThrive Software Intermediate (MedAssets), First Lien Tranche C Term Loan 8.49% (1 mo. Term SOFR + 4.00%, 0.50% Floor), 12/15/2028 (a),(b)	United States		1,171,170	1,007,206
Fugue Finance LLC, First Lien Tranche B Term Loan 7.77% (1 mo. Term SOFR + 3.25%), 01/09/2032 (a)	Hong Kong		400,000	404,292
Galaxy Bidco/Domestic and General 7.05%, 11/20/2031	United Kingdom	EUR	500,000	520,111
Galileo Global Education, First Lien Term Loan 6.76% (3 mo. EURIBOR + 3.75%), 07/14/2028 (a)	United States		395,000	410,206
Genesys Cloud Services Holdings II LLC, First Lien Tranche B Term Loan 7.36% (1 mo. Term SOFR + 3.00%, 0.75% Floor), 12/01/2027 (a)	United States	USD	368,940	372,498
Global Blue, First Lien Tranche B Term Loan 6.13% (3 mo. EURIBOR + 3.25%, 0.00% Floor), 12/05/2030 (a)	United States	EUR	160,000	166,461
HUB International Ltd., First Lien Term Loan 7.37% (3 mo. Term SOFR + 2.75%, 0.00% Floor), 06/20/2030 (a)	United States	USD	597,000	601,370
Icon Parent I, Second Lien Term Loan 9.52% (3 mo. Term SOFR + 5.00%, 0.00% Floor), 11/13/2030 (a)	United States		150,000	152,750
Icon Parent I, First Lien Term Loan 7.52% (3 mo. Term SOFR + 3.00%, 0.00% Floor), 11/13/2031 (a)	United States		610,000	612,955
Inception Finco Sarl, First Lien Tranche B Term Loan 8.83% (3 mo. Term SOFR + 4.50%, 0.00% Floor), 04/09/2031 (a)	United States		547,250	551,970
INEOS Quattro Holdings UK Ltd., First Lien Tranche B Term Loan 7.11% (1 mo. EURIBOR + 4.25%, 0.00% Floor), 10/07/2031 (a)	United Kingdom	EUR	200,000	207,883
IRB Holding Corp., First Lien Tranche B Term Loan 6.86% (1 mo. Term SOFR + 2.50%, 0.75% Floor), 12/15/2027 (a)	United States	USD	494,981	492,173
KUEHG Corp., First Lien Tranche B Term Loan 7.84% (1 mo. Term SOFR + 3.25%, 0.50% Floor), 06/12/2030 (a)	United States		404,723	409,385
Leia Finco US LLC, Second Lien Term Loan 9.89% (1 mo. Term SOFR + 5.25%, 0.00% Floor), 10/12/2032 (a)	United States		305,000	302,966
Leia Finco US LLC, First Lien Tranche B Term Loan 7.89% (3 mo. Term SOFR + 3.25%, 0.00% Floor), 10/09/2031 (a)	United States		476,000	476,148

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	11

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
McAfee Corp., First Lien Tranche B3-EXT Term Loan 6.56% (3 mo. EURIBOR + 3.50%, 0.00% Floor), 03/01/2029 (a)	United States	EUR	244,397	$253,403
McAfee Corp., First Lien Tranche B1 Term Loan 7.37% (1 mo. Term SOFR + 3.00%, 0.50% Floor), 03/01/2029 (a)	United States	USD	894,972	896,873
Medline Borrower LP, First Lien Tranche B Term Loan 6.61% (1 mo. Term SOFR + 2.25%, 0.50% Floor), 10/23/2028 (a)	United States		498,750	501,074
Nidda Healthcare Holding GmbH, First Lien Tranche B3-EXT Term Loan 7.01% (1 mo. EURIBOR + 4.00%, 0.00% Floor), 02/21/2030 (a)	Germany	EUR	420,000	437,844
Nobian, First Lien Term Loan 7.02% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 07/01/2029 (a)	United States		185,000	192,296
Pegasus Bidco BV, First Lien Tranche B Term Loan 7.77% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 07/12/2029 (a)	Netherlands	USD	562,460	568,439
PetSmart LLC, First Lien Tranche B Term Loan 8.21% (1 mo. Term SOFR + 3.75%, 0.75% Floor), 02/14/2028 (a)	United States		972,044	970,017
PointClickCare Technologies, Inc., First Lien Tranche B Term Loan 7.58% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 11/03/2031 (a)	Canada		800,000	806,000
POP Bidco SAS, First Lien Tranche B Term Loan 7.34% (3 mo. EURIBOR + 4.50%, 0.00% Floor), 11/26/2031 (a)	France	EUR	510,000	530,429
Project Alpha Intermediate Holding, First Lien Term Loan 7.58% (1 mo. Term SOFR + 3.25%, 0.50% Floor), 10/28/2030 (a)	United States	USD	347,379	350,039
Radar Bidco Sarl, First Lien Tranche B Term Loan 6.99% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 03/31/2031 (a)	Luxembourg	EUR	410,000	427,088
RealPage, Inc., First Lien Term Loan 8.08% (1 mo. Term SOFR + 3.75%, 0.50% Floor), 04/24/2028 (a)	United States	USD	100,000	100,594
Renaissance Holdings Corp., First Lien Term Loan 8.36% (1 mo. Term SOFR + 4.00%, 0.50% Floor), 04/08/2030 (a)	United States		840,263	839,271
Renta Group, Tranche B Term Loan 6.69%, 07/31/2030	Sweden	EUR	500,000	520,515
Sandisk Corp., First Lien Tranche B Term Loan 7.52% (1 mo. Term SOFR + 3.00%), 12/12/2031 (a)	United States	USD	470,000	462,804
SCIH Salt Holdings, Inc., First Lien Tranche B1 Term Loan 7.35% (3 mo. Term SOFR + 3.00%, 0.75% Floor), 01/31/2029 (a)	United States		39,163	39,318
Southern Veterinary Partners LLC, First Lien Term Loan 7.71% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 12/04/2031 (a)	United States		1,100,000	1,109,146

____________

See Notes to Consolidated Financial Statements.

12

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Spirit AeroSystems, Inc., First Lien Tranche B Term Loan 9.75% (3 mo. Term SOFR + 4.25%), 01/15/2027 (a)	United States	USD	67,000	$67,768
SPX FLOW, Inc., First Lien Tranche B Term Loan 7.36% (1 mo. Term SOFR + 3.00%), 04/05/2029 (a)	United States		399,212	403,030
Stepstone 7.38%, 12/04/2031	Germany	EUR	500,000	512,907
Suse, First Lien Tranche B8 Term Loan 6.76% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 11/11/2030 (a)	Germany		300,000	312,407
Tacala Investment Corp., First Lien Tranche B Term Loan 7.86% (1 mo. Term SOFR + 3.50%, 0.75% Floor), 01/31/2031 (a)	United States	USD	566,544	571,856
Takecare Bidco (Sante Cie/Elivie), Tranche B Term Loan 6.80%, 12/03/2031	France	EUR	500,000	520,300
Talen Energy Supply LLC, First Lien Tranche B Term Loan 7.02% (1 mo. Term SOFR + 2.50%, 1.00% Floor), 12/15/2031 (a)	United States	USD	175,000	175,875
team.blue Finco SARL, First Lien Tranche B Term Loan 6.38% (3 mo. EURIBOR + 3.70%, 0.00% Floor), 09/28/2029 (a)	Luxembourg	EUR	300,000	310,465
Whatabrands LLC, First Lien Tranche B Term Loan 6.86% (1 mo. Term SOFR + 2.50%, 0.00% Floor), 08/03/2028 (a)	United States	USD	776,453	779,253
WideOpenWest, First Lien Term Loan 7.92% (3 mo. Term SOFR + 3.00%, 1.50% Floor), 12/11/2028 (a)	United States		628,369	565,535
11.92% (1 mo. Term SOFR + 7.00%, 1.50% Floor), 12/20/2028 (a)	United States		339,776	354,641
Zelis Payments Buyer, Inc., First Lien Tranche B Term Loan 7.61% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 11/26/2031 (a)	United States		362,000	363,734
Zuora, Tranche B Term Loan 7.88%, 12/13/2031	United States		160,000	159,600
Total Distributors				35,282,118
Diversified Consumer Services – 1.3%
Adtalem Global Education, Inc., First Lien Tranche B Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.75% Floor), 08/14/2028 (a)	United States		750,000	755,310
AI Aqua Merger Sub, Inc., First Lien Term Loan 8.05% (1 mo. Term SOFR + 3.50%, 0.50% Floor), 07/31/2028 (a)	United States		888,097	889,953
Babilou, First Lien Tranche B Term Loan 7.16% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 11/18/2030 (a)	France	EUR	455,000	461,125
Houghton Mifflin Harcourt Co., First Lien Term Loan 9.71% (1 mo. Term SOFR + 5.25%, 0.50% Floor), 04/09/2029 (a)	United States	USD	687,234	678,589

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	13

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
University Support Services LLC, First Lien Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.50% Floor), 02/12/2029 (a)	Canada	USD	598,184	$601,674
University Support Services LLC, First Lien Tranche B Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.50% Floor), 02/12/2029 (a)	Canada		102,637	103,235
Verisure Holding AB, First Lien Tranche B Term Loan 5.72% (3 mo. EURIBOR + 3.00%, 0.00% Floor), 03/27/2028 (a)	Sweden	EUR	250,000	260,366
Total Diversified Consumer Services				3,750,252
Diversified Telecommunication Services – 0.4%
CCI Buyer, Inc., First Lien Tranche B Term Loan 8.33% (3 mo. Term SOFR + 4.00%, 0.75% Floor), 12/17/2027 (a)	United States	USD	734,733	736,371
Zayo Group Holdings Inc, First Lien Term Loan 8.61% (1 mo. Term SOFR + 4.25%, 0.50% Floor), 03/09/2027 (a)	United States		447,698	421,649
Total Diversified Telecommunication Services				1,158,020
Electronic Equipment, Instruments & Components – 0.5%
Lightning Power LLC, First Lien Term Loan 7.74% (3 mo. Term SOFR + 3.25%, 0.00% Floor), 08/18/2031 (a)	United States		399,000	404,043
LTI Holdings, Inc., First Lien Tranche B Term Loan 9.11% (1 mo. Term SOFR + 4.75%, 0.00% Floor), 07/30/2029 (a)	United States		1,147,125	1,150,423
Total Electronic Equipment, Instruments & Components				1,554,466
Entertainment – 0.7%
City Football Group Ltd., First Lien Tranche B1 Term Loan 7.47% (1 mo. Term SOFR + 3.00%, 0.00% Floor), 07/22/2030 (a)	United Kingdom		1,035,815	1,035,385
StubHub Holdco Sub LLC, First Lien Tranche B Term Loan 9.11% (1 mo. Term SOFR + 4.75%, 0.00% Floor), 03/15/2030 (a)	United States		935,348	938,855
Total Entertainment				1,974,240
Food Products – 0.3%
Upfield (Flora Food/Sigma Holdco), First Lien Tranche B10 Term Loan 8.72% (1 mo. Term SOFR + 4.25%, 0.00% Floor), 01/03/2028 (a)	Netherlands		768,754	772,463
Health Care Equipment & Supplies – 0.4%
Bausch + Lomb Corp., First Lien Tranche B Term Loan 7.69% (1 mo. Term SOFR + 3.25%, 0.50% Floor), 05/10/2027 (a)	United States		885,993	890,463
BVI Medical, Inc., First Lien Tranche B Term Loan 6.50% (6 mo. EURIBOR + 3.50%, 0.00% Floor), 02/27/2026 (a)	United States	EUR	250,000	245,617
Total Health Care Equipment & Supplies				1,136,080

____________

See Notes to Consolidated Financial Statements.

14

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Health Care Providers & Services – 1.7%
Baart Programs, Inc., Second Lien Tranche DD Delay Draw Term Loan 13.09% (3 mo. Term SOFR + 8.50%, 1.00% Floor), 06/11/2028 (a),(b)	United States	USD	475,131	$408,708
13.12% (3 mo. Term SOFR + 8.50%, 1.00% Floor), 06/11/2028 (a),(b)	United States		109,025	93,783
Baart Programs, Inc., First Lien Tranche DD Delay Draw Term Loan 9.59% (3 mo. Term SOFR + 5.00%, 1.00% Floor), 06/11/2027 (a),(b)	United States		413,373	389,108
Covetrus, Inc., First Lien Term Loan 9.33% (3 mo. Term SOFR + 5.00%, 0.50% Floor), 10/15/2029 (a)	United States		898,137	866,325
Electron Bidco, Inc., First Lien Term Loan 7.11% (1 mo. Term SOFR + 2.75%, 0.50% Floor), 11/01/2028 (a)	United States		792,904	796,821
Global Medical Response, Inc., First Lien Term Loan 9.11% (includes .75% PIK) (1 mo. Term SOFR + 4.75%, 1.00% Floor), 10/02/2028 (a),(e)	United States		751,926	755,453
HomeVi SASU, First Lien Tranche B-EXT Term Loan 8.06% (3 mo. EURIBOR + 5.00%, 0.00% Floor), 10/23/2029 (a)	France	EUR	250,000	259,179
Schoen Klinik, First Lien Tranche B Term Loan 6.68% (1 mo. EURIBOR + 4.00%, 0.00% Floor), 01/15/2031 (a)	Germany		285,000	298,174
Surgery Center Holdings, First Lien Term Loan 7.09% (1 mo. Term SOFR + 2.75%, 0.00% Floor), 12/19/2030 (a)	United States	USD	545,875	550,782
VetStrategy Canada Holdings, Inc., First Lien Tranche B Term Loan 9.08% (3 mo. Term SOFR + 4.75%, 0.00% Floor), 12/06/2028 (a)	Canada		644,133	650,071
Total Health Care Providers & Services				5,068,404
Health Care Technology – 0.3%
athenaHealth Group, Inc., First Lien Tranche B Term Loan 7.61% (1 mo. Term SOFR + 3.25%, 0.50% Floor), 02/15/2029 (a)	United States		981,439	985,821
Hotels, Restaurants & Leisure – 0.7%
Entain PLC, First Lien Term Loan 7.08% (6 mo. Term SOFR + 2.75%, 0.50% Floor), 10/31/2029 (a)	United Kingdom		261,364	262,425
Flynn Restaurant Group LP, First Lien Tranche B Term Loan 8.72% (1 mo. Term SOFR + 4.25%, 0.50% Floor), 12/04/2028 (a)	United States		967,500	972,217
Kingpin Intermediate Holdings LLC, First Lien Term Loan 7.86% (1 mo. Term SOFR + 3.50%, 0.00% Floor), 02/08/2028 (a)	United States		817,091	820,155
Total Hotels, Restaurants & Leisure				2,054,797

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	15

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Household Durables – 0.1%
Hunter Douglas, Inc., First Lien Tranche B1 Term Loan 8.02% (3 mo. Term SOFR + 3.50%, 0.50% Floor), 02/26/2029 (a)	Netherlands	USD	297,974	$298,197
Independent Power and Renewable Electricity Producers – 0.1%
Talen Energy Supply LLC, First Lien Tranche TLB-EXIT Term Loan 7.02% (1 mo. Term SOFR + 2.50%, 0.50% Floor), 05/17/2030 (a)	United States		346,626	348,624
Insurance – 0.6%
Amynta Agency Borrower, Inc., First Lien Tranche B Term Loan 7.57% (1 mo. Term SOFR + 3.00%, 0.00% Floor), 12/29/2030 (a)	United States		698,250	698,997
Asurion LLC, First Lien Tranche B10 Term Loan 8.46% (1 mo. Term SOFR + 4.00%, 0.00% Floor), 08/21/2028 (a)	United States		635,899	635,037
Asurion LLC, Second Lien Tranche B3 Term Loan 9.72% (1 mo. Term SOFR + 5.25%, 0.00% Floor), 02/03/2028 (a)	United States		350,000	342,876
Truist Insurance Holdings LLC, Second Lien Term Loan 9.08% (3 mo. Term SOFR + 4.75%, 0.00% Floor), 05/06/2032 (a)	United States		210,526	216,097
Total Insurance				1,893,007
Interactive Media & Services – 0.5%
GoodRx, Inc., First Lien Term Loan 8.11% (1 mo. Term SOFR + 3.75%, 0.00% Floor), 07/10/2029 (a)	United States		750,000	751,290
Neptune Bidco US, Inc., First Lien Term Loan 9.76% (3 mo. Term SOFR + 5.00%, 0.50% Floor), 04/11/2029 (a)	United States		786,010	707,551
Total Interactive Media & Services				1,458,841
Leisure Products – 0.2%
Peloton Interactive, Inc., First Lien Term Loan 10.36% (1 mo. Term SOFR + 6.00%, 0.00% Floor), 05/30/2029 (a)	United States		597,000	612,173
Life Sciences Tools & Services – 0.9%
eResearchTechnology, Inc., First Lien Tranche B Term Loan 8.36% (1 mo. Term SOFR + 4.00%, 1.00% Floor), 02/04/2027 (a)	United States		884,576	891,139
Sotera Health Holdings LLC, First Lien Tranche B Term Loan 7.84% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 05/30/2031 (a)	United States		880,481	883,788
Star Parent, Inc., First Lien Tranche B Term Loan 8.33% (3 mo. Term SOFR + 4.00%, 0.00% Floor), 09/30/2030 (a)	United States		784,548	767,778
Total Life Sciences Tools & Services				2,542,705

____________

See Notes to Consolidated Financial Statements.

16

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Machinery – 0.2%
TK Elevator Midco GmbH, First Lien Tranche B Term Loan 7.59% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 04/30/2030 (a)	Germany	EUR	225,000	$235,276
TSG Solutions, First Lien Tranche B Term Loan 6.81% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 03/30/2029 (a)	United States		300,000	312,310
Total Machinery				547,586
Media – 0.9%
Aragorn Parent Corp., First Lien Tranche B Term Loan 8.34% (1 mo. Term SOFR + 4.00%, 0.00% Floor), 06/15/2028 (a)	United States	USD	643,610	649,564
Directv Financing LLC, First Lien Tranche NON-EXT Term Loan 9.85% (1 mo. Term SOFR + 5.00%, 0.75% Floor), 08/02/2027 (a)	United States		931,400	936,146
McGraw-Hill Education, Inc., First Lien Tranche B Term Loan 8.33% (3 mo. Term SOFR + 4.00%, 0.50% Floor), 08/06/2031 (a)	United States		311,491	315,417
Univision Communications, Inc., First Lien Term Loan 8.58% (3 mo. Term SOFR + 4.25%, 0.50% Floor), 06/25/2029 (a)	United States		489,950	492,860
Virgin Media Bristol LLC, First Lien Tranche Y Term Loan 7.72% (6 mo. Term SOFR + 3.18%, 0.00% Floor), 03/31/2031 (a)	United States		185,000	183,521
Virgin Media, Inc., First Lien Tranche Z Term Loan 6.33% (1 mo. EURIBOR + 3.43%, 0.00% Floor), 10/15/2031 (a)	United Kingdom	EUR	115,000	119,627
Total Media				2,697,135
Metals & Mining – 0.1%
Arsenal AIC Parent LLC, First Lien Tranche B Term Loan 7.61% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 08/19/2030 (a)	United States	USD	296,265	299,154
Oil, Gas & Consumable Fuels – 0.2%
Freeport LNG Investments LLP, First Lien Tranche B Term Loan 8.38% (3 mo. Term SOFR + 3.50%, 0.50% Floor), 12/21/2028 (a)	United States		667,389	671,404
Pharmaceuticals – 0.2%
AI Sirona Luxembourg Acquisition Sarl, First Lien Term Loan 6.36% (1 mo. EURIBOR + 3.50%, 0.00% Floor), 09/29/2028 (a)	Czech Republic	EUR	250,000	260,393
Pharmanovia, First Lien Tranche B Term Loan 7.16% (3 mo. EURIBOR + 4.25%, 0.00% Floor), 02/28/2030 (a)	United Kingdom		300,000	306,192
Total Pharmaceuticals				566,585

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	17

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Professional Services – 1.6%
Blackhawk Network Holdings, Inc., First Lien Term Loan 9.36% (1 mo. Term SOFR + 5.00%, 1.00% Floor), 03/12/2029 (a)	United States	USD	746,250	$756,377
DTI Holdco, Inc., First Lien Tranche B Term Loan 9.11% (1 mo. Term SOFR + 4.75%, 0.75% Floor), 04/26/2029 (a)	United States		638,650	644,637
Eisner Advisory Group LLC, First Lien Tranche B Term Loan 8.36% (1 mo. Term SOFR + 4.00%, 0.50% Floor), 02/28/2031 (a)	United States		322,567	326,657
Element Materials Technology Group US Holdings, Inc., First Lien Term Loan 8.08% (3 mo. Term SOFR + 3.75%, 0.50% Floor), 06/25/2029 (a)	United States		276,720	278,883
Grant Thornton LLP, First Lien Term Loan 7.82% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 05/30/2031 (a)	United States		598,500	599,380
Indy US Bidco LLC, First Lien Term Loan 6.61% (1 mo. EURIBOR + 3.75%, 0.00% Floor), 03/06/2028 (a)	United States	EUR	297,692	309,393
Indy US Holdco LLC, First Lien Tranche B Term Loan 7.75% (3 mo. EURIBOR + 4.75%, 0.00% Floor), 03/06/2028 (a)	United States		149,625	156,018
Planet US Buyer LLC, First Lien Tranche B Term Loan 7.52% (3 mo. Term SOFR + 3.00%, 0.00% Floor), 02/10/2031 (a)	United States	USD	621,875	627,997
Skopima Consilio Parent LLC, First Lien Term Loan 8.69% (1 mo. Term SOFR + 4.00%, 0.50% Floor), 05/17/2028 (a)	United States		910,533	915,086
Total Professional Services				4,614,428
Software – 2.4%
Boxer Parent Co., Inc., First Lien Tranche B Term Loan 8.34% (3 mo. Term SOFR + 3.75%, 0.00% Floor), 07/30/2031 (a)	United States		129,000	130,224
Boxer Parent Co., Inc., Second Lien Term Loan 10.34% (3 mo. Term SOFR + 5.75%, 0.00% Floor), 07/30/2032 (a)	United States		250,000	246,668
Capstone Borrower, Inc., First Lien Term Loan 7.58% (3 mo. Term SOFR + 3.25%, 0.00% Floor), 06/17/2030 (a)	United States		377,533	380,601
ConnectWise LLC, First Lien Tranche B Term Loan 8.37% (3 mo. Term SOFR + 3.50%), 09/29/2028 (a)	United States		53,862	54,282
I-Logic Technologies Bidco Ltd., First Lien Tranche B Term Loan 6.71% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 02/16/2028 (a)	United Kingdom	EUR	288,730	299,381
ION Corporate Solutions Finance Sarl, First Lien Tranche B Term Loan 7.10% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 03/13/2028 (a)	Luxembourg		181,592	188,326
ION Trading Technologies Sarl, First Lien Tranche B Term Loan 7.60% (3 mo. EURIBOR + 4.25%, 0.00% Floor), 04/03/2028 (a)	Ireland		244,176	251,576

____________

See Notes to Consolidated Financial Statements.

18

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Mermaid Bidco, Inc., First Lien Tranche B Term Loan 6.84% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 07/02/2031 (a)	United States	EUR	450,000	$469,631
Mitchell International, Inc., Second Lien Term Loan 9.82% (1 mo. Term SOFR + 5.25%, 0.00% Floor), 06/17/2032 (a)	United States	USD	310,000	307,418
Mitchell International, Inc., First Lien Tranche B Term Loan 7.61% (1 mo. Term SOFR + 3.25%, 0.50% Floor), 06/17/2031 (a)	United States		648,375	649,529
Modena Buyer LLC, First Lien Tranche B Term Loan 8.86% (3 mo. Term SOFR + 4.50%, 0.00% Floor), 07/01/2031 (a)	United States		500,000	485,535
P&I Personal & Informatik, First Lien Tranche B2 Term Loan 6.72% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 03/27/2029 (a)	Germany	EUR	500,000	522,180
Polaris Newco LLC, First Lien Tranche B Term Loan 6.86% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 06/05/2028 (a)	United States		241,875	242,357
Project Boost Purchaser LLC, First Lien Term Loan 8.15% (3 mo. Term SOFR + 3.50%, 0.00% Floor), 07/16/2031 (a)	United States	USD	750,000	756,266
Proofpoint, Inc., First Lien Term Loan 7.36% (1 mo. Term SOFR + 3.00%, 0.50% Floor), 08/31/2028 (a)	United States		653,836	657,763
Quartz Acquireco LLC, First Lien Term Loan 7.08% (3 mo. Term SOFR + 2.75%, 0.00% Floor), 06/28/2030 (a)	United States		296,250	298,842
RealPage, Inc., First Lien Term Loan 7.59% (1 mo. Term SOFR + 3.00%, 0.50% Floor), 04/24/2028 (a)	United States		771,023	770,630
UKG, Inc., First Lien Tranche B Term Loan 7.62% (3 mo. Term SOFR + 3.00%, 0.00% Floor), 02/10/2031 (a)	United States		248,750	250,816
Total Software				6,962,025
Specialty Retail – 0.5%
Caliber Collision (Wand NewCo 3 Inc), First Lien Tranche B Term Loan 7.61% (1 mo. Term SOFR + 3.25%, 0.00% Floor), 01/30/2031 (a)	United States		585,991	589,120
LS Group OpCo Acquistion LLC, First Lien Term Loan 7.36% (1 mo. Term SOFR + 3.00%, 0.00% Floor), 04/23/2031 (a)	United States		746,250	750,914
Total Specialty Retail				1,340,034
Transportation Infrastructure – 0.4%
Apple Bidco LLC, First Lien Tranche B Term Loan 7.86% (1 mo. Term SOFR + 3.50%, 0.50% Floor), 09/25/2028 (a)	United States		987,500	995,217
Boluda Towage, First Lien Term Loan 6.41% (1 mo. EURIBOR + 3.50%, 0.00% Floor), 01/31/2030 (a)	Spain	EUR	300,000	313,251
Total Transportation Infrastructure				1,308,468
Total Senior Loans (Syndicated)				96,562,828

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	19

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
High Yield – 22.8%
Aerospace & Defense – 0.3%
Bombardier, Inc. 7.00%, 06/01/2032 (f)	Canada	USD	120,000	$122,222
8.75%, 11/15/2030 (f)	Canada		560,000	602,663
Total Aerospace & Defense				724,885
Automobile Components – 0.1%
IHO Verwaltungs GmbH 8.75% (includes 9.50% PIK), 05/15/2028 (e),(g)	Germany	EUR	300,000	328,682
Automobiles – 0.5%
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029 (f)	Jersey	USD	985,000	962,539
JB Poindexter & Company, Inc. 8.75%, 12/15/2031 (f)	United States		575,000	605,979
Total Automobiles				1,568,518
Beverages – 0.1%
Primo Water Holdings, Inc. 3.88%, 10/31/2028	Canada	EUR	200,000	203,668
Broadline Retail – 0.3%
QVC, Inc. 6.88%, 04/15/2029 (f)	United States	USD	950,000	774,201
Chemicals – 0.8%
INEOS Finance PLC 6.38%, 04/15/2029 (g)	Luxembourg	EUR	100,000	108,859
6.63%, 05/15/2028 (g)	Luxembourg		175,000	188,582
Nufarm Australia Ltd. 5.00%, 01/27/2030 (f)	Australia	USD	445,000	410,442
Olympus Water US Holding Corp. 4.25%, 10/01/2028 (f)	United States		280,000	261,895
7.25%, 06/15/2031 (f)	United States		275,000	280,523
9.63%, 11/15/2028	United States	EUR	280,000	309,638
9.75%, 11/15/2028 (f)	United States	USD	380,000	403,661
Windsor Holdings III LLC 8.50%, 06/15/2030 (f)	United States		285,000	300,236
Total Chemicals				2,263,836
Commercial Services & Supplies – 1.5%
Allied Universal Holdco LLC 3.63%, 06/01/2028	United States	EUR	305,000	304,945
4.63%, 06/01/2028 (f)	United States	USD	690,000	652,977
7.88%, 02/15/2031 (f)	United States		625,000	639,581
Amber Finco PLC 6.63%, 07/15/2029 (g)	United Kingdom	EUR	300,000	329,366

____________

See Notes to Consolidated Financial Statements.

20

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Iron Mountain, Inc. 5.00%, 07/15/2028 (f)	United States	USD	435,000	$420,803
LABL, Inc. 5.88%, 11/01/2028, (Acquired 11/01/2021 – 11/30/2021, cost $345,052) (f),(h)	United States		345,000	308,008
Prime Security Services Borrower LLC 6.25%, 01/15/2028 (f)	United States		901,000	897,097
TMS International Corp. 6.25%, 04/15/2029 (f)	United States		330,000	318,439
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026 (f)	United States		430,000	428,690
Total Commercial Services & Supplies				4,299,906
Communications Equipment – 0.3%
CommScope, Inc. 4.75%, 09/01/2029 (f)	United States		764,000	681,428
6.00%, 03/01/2026 (f)	United States		95,000	94,644
Total Communications Equipment				776,072
Construction & Engineering – 0.4%
Assemblin Caverion 6.25%, 07/01/2030 (g)	Sweden	EUR	190,000	206,988
Great Lakes Dredge & Dock Corp. 5.25%, 06/01/2029 (f)	United States	USD	340,000	317,187
Pike Corp. 5.50%, 09/01/2028 (f)	United States		440,000	423,496
8.63%, 01/31/2031 (f)	United States		220,000	232,365
Total Construction & Engineering				1,180,036
Consumer Finance – 0.2%
FirstCash, Inc. 5.63%, 01/01/2030 (f)	United States		702,000	677,076
Containers & Packaging – 0.8%
Ardagh Packaging Finance PLC 2.13%, 08/15/2026	United States	EUR	300,000	278,716
4.13%, 08/15/2026 (f)	United States	USD	525,000	473,067
5.25%, 08/15/2027 (f)	United States		260,000	148,898
Fiber Bidco SpA 6.68% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 01/15/2030 (a),(f)	Italy	EUR	125,000	130,738
Graham Packaging Company, Inc. 7.13%, 08/15/2028 (f)	United States	USD	285,000	282,258
Guala Closures SpA 6.89% (3 mo. EURIBOR + 4.00%, 0.00% Floor), 06/29/2029 (a),(f)	Italy	EUR	250,000	261,201
Intelligent Packaging Limited Finco, Inc. 6.00%, 09/15/2028 (f)	Canada	USD	435,000	429,248
Trivium Packaging Finance BV 3.75%, 08/15/2026	Netherlands	EUR	300,000	308,902
Total Containers & Packaging				2,313,028

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	21

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Distributors – 2.7%
Afflelou SAS 6.00%, 07/25/2029 (g)	France	EUR	250,000	$270,867
Asmodee Group AB 6.61% (3 mo. EURIBOR + 3.75%), 12/15/2029 (a),(f)	Sweden		500,000	526,277
Cleveland-Cliffs, Inc. 7.38%, 05/01/2033 (f)	United States	USD	690,000	678,537
CommScope LLC 9.50%, 12/15/2031 (f)	United States		291,000	302,012
Cornerstone Building Brands, Inc. 9.50%, 08/15/2029 (f)	United States		915,000	891,675
Dana Financing Luxembourg Sarl 8.50%, 07/15/2031	United States	EUR	275,000	312,448
Diebold Nixdorf, Inc. 7.75%, 03/31/2030 (f)	United States	USD	560,000	576,269
Dynamo Newco II GmbH 6.25%, 10/15/2031 (g)	Germany	EUR	160,000	170,843
Garda World Security Corp. 8.38%, 11/15/2032 (f)	Canada	USD	275,000	280,250
goeasy Ltd. 6.88%, 05/15/2030 (f)	Canada		275,000	277,578
IHO Verwaltungs GmbH 7.75% (includes 8.50% PIK), 11/15/2030 (e),(f)	Germany		270,000	269,871
8.00% (includes 8.75% PIK), 11/15/2032 (e),(f)	Germany		270,000	272,164
Iliad Holding SASU 5.38%, 04/15/2030 (g)	France	EUR	125,000	133,447
INEOS Quattro Finance 2 PLC 6.75%, 04/15/2030 (g)	United Kingdom		235,000	253,080
Intelsat Jackson Holdings SA 6.50%, 03/15/2030 (f)	Luxembourg	USD	735,000	679,781
Irca SpA 6.63% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 12/15/2029 (a),(f)	Italy	EUR	500,000	524,313
Lottomatica Group SpA 5.38%, 06/01/2030 (g)	Italy		165,000	177,978
Nidda Healthcare Holding GmbH 5.63%, 02/21/2030 (g)	Germany		225,000	240,923
QVC, Inc. 4.45%, 02/15/2025	United States	USD	345,000	343,197
RAY Financing LLC 6.50%, 07/15/2031 (g)	United Kingdom	EUR	310,000	336,499
Sammontana Italia SpA 6.97% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 08/15/2031 (a),(f)	Italy		175,000	182,588
Virgin Media O2 Vendor Financing Notes V DAC 7.88%, 03/15/2032 (g)	Ireland	GBP	160,000	200,200
Total Distributors				7,900,797
Diversified Consumer Services – 0.1%
Verisure Midholding AB 5.25%, 02/15/2029	Sweden	EUR	310,000	322,182

____________

See Notes to Consolidated Financial Statements.

22

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Diversified Real Estate Investment Trusts – 0.1%
Necessity Retail REIT, Inc. 4.50%, 09/30/2028 (f)	United States	USD	395,000	$363,239
Diversified Telecommunication Services – 0.9%
Altice Financing SA 8.17%, 10/29/2027	Luxembourg	EUR	200,000	161,208
British Telecommunications PLC 8.38% (UK 5 Year Government Bond + 3.82%), 12/20/2083 (a)	United Kingdom	GBP	225,000	301,437
Cogent Communications Group, Inc. 7.00%, 06/15/2027 (f)	United States	USD	340,000	342,020
Consolidated Communications, Inc. 6.50%, 10/01/2028 (f)	United States		380,000	366,555
Frontier Communications Holdings LLC 5.00%, 05/01/2028 (f)	United States		45,000	44,026
6.75%, 05/01/2029 (f)	United States		155,000	155,905
Iliad Holding SASU 5.63%, 10/15/2028	France	EUR	175,000	186,097
Kaixo Bondco Telecom SA 5.13%, 09/30/2029	Spain		275,000	290,812
Telefonica Europe BV 6.75% (8 yr. Swap Rate EUR + 3.62%), Perpetual (a)	Spain		200,000	232,797
TMNL Holding BV 3.75%, 01/15/2029	Netherlands		295,000	302,940
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (f)	United States	USD	300,000	276,988
Total Diversified Telecommunication Services				2,660,785
Electric Utilities – 0.1%
Electricite de France SA 5.63% (5 yr. Swap Rate EUR + 3.28%), Perpetual (a),(g),(i)	France	EUR	200,000	214,570
Electronic Equipment, Instruments & Components – 0.1%
Lightning Power LLC 7.25%, 08/15/2032 (f)	United States	USD	300,000	309,335
Energy Equipment & Services – 0.6%
Borr IHC Ltd. 10.00%, 11/15/2028 (f)	Mexico		889,756	888,836
Howard Midstream Energy Partners LLC 8.88%, 07/15/2028 (f)	United States		180,000	189,353
Nabors Industries, Inc. 8.88%, 08/15/2031 (f)	United States		685,000	636,767
Precision Drilling Corp. 7.13%, 01/15/2026 (f)	Canada		133,000	133,548
Total Energy Equipment & Services				1,848,504
Entertainment – 0.1%
Banijay (LOV Banijay SASU) 7.00%, 05/01/2029 (g)	France	EUR	170,000	186,002

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	23

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Financial Services – 0.8%
Freedom Mortgage Corp. 12.25%, 10/01/2030 (f)	United States	USD	530,000	$586,701
GTCR LLC 8.50%, 01/15/2031	Netherlands	GBP	250,000	335,575
NCR Atleos Escrow Corp. 9.50%, 04/01/2029 (f)	United States	USD	710,000	769,814
Worldpay 7.50%, 01/15/2031 (f)	United States		530,000	556,052
Total Financial Services				2,248,142
Food Products – 0.2%
B&G Foods, Inc. 8.00%, 09/15/2028 (f)	United States		430,000	442,565
Fiesta Purchaser, Inc. 7.88%, 03/01/2031 (f)	United States		185,000	193,346
Total Food Products				635,911
Gas Utilities – 0.4%
CQP Holdco LP 5.50%, 06/15/2031 (f)	United States		165,000	157,725
7.50%, 12/15/2033 (f)	United States		515,000	541,953
Suburban Propane Partners LP 5.00%, 06/01/2031 (f)	United States		590,000	528,540
Total Gas Utilities				1,228,218
Health Care Providers & Services – 0.2%
Community Health Systems, Inc. 5.63%, 03/15/2027 (f)	United States		205,000	196,971
10.88%, 01/15/2032 (f)	United States		260,000	268,574
Total Health Care Providers & Services				465,545
Health Care Technology – 0.0%
MPH Acquisition Holdings LLC 5.50%, 09/01/2028 (f)	United States		160,000	137,341
Hotel & Resort REITs – 0.3%
Service Properties Trust 8.63%, 11/15/2031 (f)	United States		785,000	820,465
Hotels, Restaurants & Leisure – 1.8%
Accor SA 7.25% (5 yr. Swap Rate EUR + 4.11%), Perpetual (a),(g)	France	EUR	300,000	345,152
Bloomin’ Brands, Inc. 5.13%, 04/15/2029 (f)	United States	USD	1,015,000	918,674
Brinker International, Inc. 8.25%, 07/15/2030 (f)	United States		392,000	414,398

____________

See Notes to Consolidated Financial Statements.

24

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Cirsa Finance International Sarl 6.50%, 03/15/2029 (f)	Spain	EUR	205,000	$224,677
7.56% (3 mo. EURIBOR + 4.50%), 07/31/2028 (a),(f)	Spain		115,000	120,957
7.88%, 07/31/2028 (g)	Spain		300,000	329,407
CPUK Finance Ltd. 6.50%, 08/28/2026	United Kingdom	GBP	210,000	262,358
Fertitta Entertainment LLC 6.75%, 01/15/2030 (f)	United States	USD	160,000	147,742
Hilton Grand Vacations Borrower Escrow LLC 5.00%, 06/01/2029 (f)	United States		675,000	636,704
Lottomatica SpA 7.13%, 06/01/2028 (g)	Italy	EUR	115,000	125,347
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029 (f)	United States	USD	1,040,000	971,599
Six Flags Entertainment Corp 7.25%, 05/15/2031 (f)	United States		425,000	434,521
TUI Cruises GmbH 6.25%, 04/15/2029 (g)	Germany	EUR	285,000	312,104
Total Hotels, Restaurants & Leisure				5,243,640
Household Durables – 0.4%
Empire Communities Corp. 9.75%, 05/01/2029 (f)	Canada	USD	805,000	847,899
Weekley Homes LLC 4.88%, 09/15/2028 (f)	United States		185,000	177,224
Total Household Durables				1,025,123
Independent Power and Renewable Electricity Producers – 0.3%
Talen Energy Supply LLC 8.63%, 06/01/2030 (f)	United States		445,000	474,566
Vistra Operations Company, LLC 7.75%, 10/15/2031 (f)	United States		315,000	330,749
Total Independent Power and Renewable Electricity Producers				805,315
Insurance – 0.3%
Alliant Holdings LP 7.38%, 10/01/2032 (f)	United States		145,000	146,515
Ardonagh Finco Ltd 6.88%, 02/15/2031	United Kingdom	EUR	310,000	331,739
HUB International Ltd. 5.63%, 12/01/2029 (f)	United States	USD	120,000	116,494
7.38%, 01/31/2032 (f)	United States		380,000	386,186
Total Insurance				980,934
Life Sciences Tools & Services – 0.4%
Eurofins Scientific SE 6.75% (3 mo. EURIBOR + 4.24%), Perpetual (a)	Luxembourg	EUR	300,000	327,573
Sotera Health Holdings LLC 7.38%, 06/01/2031 (f)	United States	USD	965,000	978,849
Total Life Sciences Tools & Services				1,306,422

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	25

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Machinery – 0.4%
Alstom SA 5.87% (5 yr. Swap Rate EUR + 2.93%), Perpetual (a),(g)	France	EUR	300,000	$326,386
EMRLD Borrower LP 6.38%, 12/15/2030 (g)	United States		230,000	252,499
IMA Industria Macchine Automatiche SpA 6.93% (3 mo. EURIBOR + 3.75%, 0.00% Floor), 04/15/2029 (a)	Italy		525,000	547,634
Total Machinery				1,126,519
Media – 2.0%
AMC Networks, Inc. 4.25%, 02/15/2029	United States	USD	435,000	341,944
10.25%, 01/15/2029 (f)	United States		360,000	383,666
Block Communications, Inc. 4.88%, 03/01/2028 (f)	United States		310,000	289,206
Cablevision Lightpath LLC 3.88%, 09/15/2027 (f)	United States		710,000	675,544
5.63%, 09/15/2028 (f)	United States		415,000	387,469
CCO Holdings LLC 4.50%, 06/01/2033 (f)	United States		494,000	416,204
4.75%, 03/01/2030 (f)	United States		190,000	173,721
6.38%, 09/01/2029 (f)	United States		140,000	138,959
7.38%, 03/01/2031 (f)	United States		235,000	239,725
Clear Channel Outdoor Holdings, Inc. 7.88%, 04/01/2030 (f)	United States		685,000	705,816
Directv Financing LLC 5.88%, 08/15/2027 (f)	United States		520,000	507,189
Sirius XM Radio, Inc. 3.88%, 09/01/2031 (f)	United States		915,000	766,796
4.13%, 07/01/2030 (f)	United States		160,000	139,830
5.50%, 07/01/2029 (f)	United States		214,000	205,428
Telenet Finance Luxembourg Notes Sarl 5.50%, 03/01/2028 (f)	Belgium		200,000	194,654
Virgin Media Vendor Financing Notes III DAC 4.88%, 07/15/2028	United Kingdom	GBP	200,000	233,970
Total Media				5,800,121
Metals & Mining – 0.2%
Mineral Resources Ltd. 8.50%, 05/01/2030 (f)	Australia	USD	300,000	306,369
9.25%, 10/01/2028 (f)	Australia		380,000	399,160
Total Metals & Mining				705,529

____________

See Notes to Consolidated Financial Statements.

26

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Oil, Gas & Consumable Fuels – 0.8%
Kosmos Energy Ltd. 7.50%, 03/01/2028	Ghana	USD	520,000	$492,995
Venture Global LNG, Inc. 8.13%, 06/01/2028 (f)	United States		255,000	265,469
8.38%, 06/01/2031 (f)	United States		530,000	553,300
9.50%, 02/01/2029 (f)	United States		335,000	370,473
Vital Energy, Inc. 7.88%, 04/15/2032 (f)	United States		680,000	654,949
Total Oil, Gas & Consumable Fuels				2,337,186
Paper & Forest Products – 0.2%
Mercer International, Inc. 5.13%, 02/01/2029	Germany		550,000	476,041
WEPA Hygieneprodukte GmbH 2.88%, 12/15/2027	Germany	EUR	125,000	127,544
Total Paper & Forest Products				603,585
Personal Care Products – 0.1%
BellRing Brands, Inc. 7.00%, 03/15/2030 (f)	United States	USD	365,000	374,447
Pharmaceuticals – 0.7%
Bausch Health Companies, Inc. 4.88%, 06/01/2028 (f)	United States		240,000	192,267
Cheplapharm Arzneimittel GmbH 7.50%, 05/15/2030	Germany	EUR	200,000	204,451
7.77% (3 mo. EURIBOR + 4.75%, 0.00% Floor), 05/15/2030 (a),(f)	Germany		210,000	211,016
Endo Finance Holdings, Inc. 8.50%, 04/15/2031 (f)	United States	USD	940,000	997,136
Rossini Sarl 6.56% (3 mo. EURIBOR + 3.88%, 0.00% Floor), 12/31/2029 (a),(f)	Italy	EUR	260,000	273,166
6.75%, 12/31/2029	Italy		280,000	307,268
Total Pharmaceuticals				2,185,304
Professional Services – 0.2%
Mooney Group SpA 6.72% (3 mo. EURIBOR + 3.88%, 3.88% Floor), 12/17/2026 (a)	Italy		250,000	258,704
Summer BC Holdco B SARL 5.75%, 10/31/2026	Luxembourg		200,000	207,209
Total Professional Services				465,913
Real Estate Management & Development – 0.6%
Hunt Companies, Inc. 5.25%, 04/15/2029 (f)	United States	USD	765,000	725,896
Kennedy-Wilson, Inc. 4.75%, 02/01/2030	United States		1,130,000	1,000,765
Total Real Estate Management & Development				1,726,661
____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	27

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Software – 1.3%
Acuris Finance US, Inc. 5.00%, 05/01/2028 (f)	United States	USD	310,000	$282,018
Cedacri Mergeco SPA 8.52% (3 mo. EURIBOR + 5.50%, 0.00% Floor), 05/15/2028 (a),(f)	Italy	EUR	200,000	208,827
Cloud Software Group Holdings, Inc. 6.50%, 03/31/2029 (f)	United States	USD	1,350,000	1,326,764
Helios Software Holdings, Inc. 7.88%, 05/01/2029	United States	EUR	295,000	313,616
8.75%, 05/01/2029 (f)	United States	USD	620,000	636,873
NCR Corp. 5.13%, 04/15/2029 (f)	United States		175,000	167,607
Rocket Software, Inc. 9.00%, 11/28/2028 (f)	United States		820,000	850,981
Sabre GLBL, Inc. 7.38%, 09/01/2025 (f)	United States		150,000	147,526
Total Software				3,934,212
Specialty Retail – 0.3%
CD&R Firefly Bidco PLC 8.63%, 04/30/2029	United Kingdom	GBP	220,000	287,638
Kepler SpA 8.64% (3 mo. EURIBOR + 5.75%, 0.00% Floor), 05/15/2029 (a)	Italy	EUR	250,000	260,759
LCM Investments Holdings II LLC 8.25%, 08/01/2031 (f)	United States	USD	395,000	410,206
Total Specialty Retail				958,603
Textiles, Apparel & Luxury Goods – 0.2%
Hanesbrands, Inc. 9.00%, 02/15/2031 (f)	United States		660,000	704,376
Trading Companies & Distributors – 0.5%
Equipmentshare.Com Inc. 8.00%, 03/15/2033 (f)	United States		30,000	30,492
9.00%, 05/15/2028 (f)	United States		995,000	1,033,395
Fortress Transportation and Infrastructure Investors LLC 7.88%, 12/01/2030 (f)	United States		344,000	362,470
Total Trading Companies & Distributors				1,426,357
Transportation Infrastructure – 0.1%
Heathrow Finance PLC 6.63%, 03/01/2031 (g)	United Kingdom	GBP	175,000	220,553
Wireless Telecommunication Services – 0.1%
Vodafone Group PLC 4.13% (5 yr. CMT Rate + 2.77%), 06/04/2081 (a)	United Kingdom	USD	285,000	252,616
Total High Yield				66,634,360

____________

See Notes to Consolidated Financial Statements.

28

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Emerging Markets – 0.5%
Building Products – 0.1%
Limak Cimento Sanayi ve Ticaret AS 9.75%, 07/25/2029	Turkey	USD	250,000	$246,491
Chemicals – 0.1%
Braskem Netherlands Finance BV 8.50% (5 yr. CMT Rate + 8.22%), 01/23/2081 (a)	Netherlands		200,000	200,897
Hotels, Restaurants & Leisure – 0.0%
Grupo Posadas SAB de CV 7.00%, 12/30/2027 (e),(j)	Mexico		20,000	18,218
Real Estate Management & Development – 0.3%
CIFI Holdings Group Company Ltd. 6.00%, 07/16/2025 (k)	China		400,000	51,200
6.45%, 05/07/2025 (k)	China		200,000	25,481
11.58% (5 yr. CMT Rate + 8.57%), Perpetual (a),(k)	China		450,000	58,725
Country Garden Holdings Company Ltd. 4.80%, 08/06/2030 (k)	China		200,000	21,100
7.25%, 04/08/2026 (k)	China		600,000	63,210
RKPF Overseas Ltd. 5.90%, 09/05/2028	China		441,811	207,912
6.00%, 03/04/2029	China		441,488	190,242
Shimao Group Holdings Ltd. 3.45%, 01/11/2031 (k)	China		400,000	26,480
4.60%, 07/13/2030 (k)	China		200,000	14,434
5.20%, 01/16/2027 (k)	China		1,210,000	93,775
5.60%, 07/15/2026 (k)	China		400,000	28,532
6.13%, 02/21/2024 (k)	China		370,000	25,659
Sino-Ocean Land Treasure IV Ltd. 3.25%, 05/05/2026 (k)	China		200,000	17,000
4.75%, 08/05/2029 (k)	China		410,000	34,969
4.75%, 01/14/2030 (k)	China		400,000	34,116
Total Real Estate Management & Development				892,835
Total Emerging Markets				1,358,441
Convertible Bonds – 0.3%
Aerospace & Defense – 0.0%
Safran SA 0.00%, 04/01/2028	France	EUR	8,400	19,275
Air Freight & Logistics – 0.0%
ZTO Express Cayman, Inc. 1.50%, 09/01/2027	China	USD	22,000	21,830

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	29

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
Biotechnology – 0.0%
Ascendis Pharma AS 2.25%, 04/01/2028	Denmark	USD	24,000	$26,430
INSMED, Inc. 0.75%, 06/01/2028	United States		5,000	10,849
Sarepta Therapeutics, Inc. 1.25%, 09/15/2027	United States		26,000	28,613
Total Biotechnology				65,892
Broadline Retail – 0.1%
Alibaba Group Holding Ltd. 0.50%, 06/01/2031 (f)	China		46,000	49,001
Etsy, Inc. 0.25%, 06/15/2028	United States		31,000	25,467
JD.com, Inc. 0.25%, 06/01/2029 (f)	China		22,000	23,452
Total Broadline Retail				97,920
Commercial Services & Supplies – 0.0%
Tetra Tech, Inc. 2.25%, 08/15/2028	United States		15,000	17,658
Construction & Engineering – 0.0%
Fluor Corp. 1.13%, 08/15/2029	United States		11,000	13,876
Distributors – 0.1%
Alarm.com Holdings, Inc. 2.25%, 06/01/2029 (f)	United States		6,000	5,940
BILL Holdings, Inc. 0.00%, 04/01/2030 (f)	United States		7,000	6,934
Cytokinetics, Inc. 3.50%, 07/01/2027	United States		12,000	14,287
Envista Holdings Corp. 1.75%, 08/15/2028	United States		11,000	9,881
Galaxy Digital Holdings LP 2.50%, 12/01/2029 (f)	United States		8,000	7,730
Guidewire Software, Inc. 1.25%, 11/01/2029 (f)	United States		9,000	8,824
JPMorgan Chase Financial Co. LLC 0.50%, 06/15/2027	United States		15,000	15,833
LivaNova USA, Inc. 2.50%, 03/15/2029 (f)	United States		10,000	9,982
Live Nation Entertainment, Inc. 2.88%, 01/15/2030 (f)	United States		10,000	10,090
MARA Holdings, Inc. 0.00%, 06/01/2031 (f)	United States		10,000	7,869
Nutanix, Inc. 0.50%, 12/15/2029 (f)	United States		10,000	9,935

____________

See Notes to Consolidated Financial Statements.

30

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
PG&E Corp. 4.25%, 12/01/2027	United States	USD	32,000	$34,864
PPL Capital Funding, Inc. 2.88%, 03/15/2028	United States		14,000	14,654
Shift4 Payments, Inc. 0.50%, 08/01/2027	United States		16,000	17,280
Synaptics, Inc. 0.75%, 12/01/2031 (f)	United States		13,000	13,135
Tandem Diabetes Care, Inc. 1.50%, 03/15/2029 (f)	United States		8,000	10,364
Uber Technologies, Inc. 0.88%, 12/01/2028	United States		22,000	24,310
Workiva, Inc. 1.25%, 08/15/2028	United States		12,000	12,747
Total Distributors				234,659
Diversified Telecommunication Services – 0.1%
Cellnex Telecom SA 0.50%, 07/05/2028	Spain	EUR	100,000	107,383
Electric Utilities – 0.0%
NextEra Energy Capital Holdings, Inc. 3.00%, 03/01/2027 (f)	United States	USD	14,000	16,247
Southern Company 3.88%, 12/15/2025	United States		34,000	35,760
Total Electric Utilities				52,007
Electronic Equipment, Instruments & Components – 0.0%
Advanced Energy Industries Inc 2.50%, 09/15/2028	United States		17,000	18,598
Entertainment – 0.0%
Liberty Media Corp. 2.25%, 08/15/2027	United States		14,000	17,148
Health Care Equipment & Supplies – 0.0%
Haemonetics Corp 2.50%, 06/01/2029 (f)	United States		13,000	12,831
Health Care Providers & Services – 0.0%
Guardant Health, Inc. 0.00%, 11/15/2027	United States		38,000	32,015
Hotel & Resort REITs – 0.0%
Pebblebrook Hotel Trust 1.75%, 12/15/2026	United States		16,000	14,938
Hotels, Restaurants & Leisure – 0.0%
Accor SA 0.70%, 12/07/2027 (k)	France	EUR	20,800	12,228
H World Group Ltd. 3.00%, 05/01/2026	China	USD	21,000	22,308

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	31

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
CORPORATE CREDIT (continued)
NCL Corp. Ltd. 1.13%, 02/15/2027	United States	USD	25,000	$25,984
Shake Shack, Inc. 0.00%, 03/01/2028	United States		25,000	25,703
Total Hotels, Restaurants & Leisure				86,223
Household Durables – 0.0%
Meritage Homes Corp. 1.75%, 05/15/2028 (f)	United States		20,000	19,700
IT Services – 0.0%
Akamai Technologies, Inc. 0.38%, 09/01/2027	United States		21,000	21,132
Snowflake Inc 0.00%, 10/01/2027 (f)	United States		19,000	22,429
Total IT Services				43,561
Metals & Mining – 0.0%
First Majestic Silver Corp. 0.38%, 01/15/2027	Canada		12,000	10,867
Multi-Utilities – 0.0%
CMS Energy Corp 3.38%, 05/01/2028	United States		20,000	20,810
WEC Energy Group, Inc. 4.38%, 06/01/2029 (f)	United States		16,000	17,304
Total Multi-Utilities				38,114
Pharmaceuticals – 0.0%
Jazz Pharmaceuticals Plc 3.13%, 09/15/2030 (f)	United States		23,000	24,863
Professional Services – 0.0%
Parsons Corp. 2.63%, 03/01/2029 (f)	United States		7,000	8,229
Semiconductors & Semiconductor Equipment – 0.0%
MKS Instruments, Inc. 1.25%, 06/01/2030 (f)	United States		27,000	26,271
Software – 0.0%
BlackLine, Inc. 1.00%, 06/01/2029 (f)	United States		30,000	32,682
Total Convertible Bonds				1,016,540
TOTAL CORPORATE CREDIT (Cost $170,432,082)				165,572,169

____________

See Notes to Consolidated Financial Statements.

32

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
EMERGING MARKET – 1.7%
High Yield – 1.7%
Distributors – 0.2%
Grupo Aeromexico SAB de CV 8.25%, 11/15/2029 (f)	Mexico	USD	525,000	$518,375
Latam Airlines Group SA 7.88%, 04/15/2030 (f)	Chile		148,000	150,014
Total Distributors				668,389
Metals & Mining – 1.2%
CSN Resources SA 8.88%, 12/05/2030	Brazil		400,000	398,681
Samarco Mineracao SA 9.00% (includes 9.00% PIK), 06/30/2031 (e)	Brazil		1,508,962	1,476,775
Vedanta Resources Ltd 10.88%, 09/17/2029 (f)	India		1,683,000	1,742,980
Total Metals & Mining				3,618,436
Passenger Airlines – 0.3%
Azul Secured Finance LLP 10.88% (includes 10.88% PIK), 05/28/2030 (f)	Brazil		1,160,722	666,342
Latam Airlines Group SA 13.38%, 10/15/2029	Chile		77,000	88,253
Total Passenger Airlines				754,595
Total High Yield				5,041,420
TOTAL EMERGING MARKET (Cost $5,307,833)				5,041,420
STRUCTURED CREDIT – 35.0%
Collateralized Loan Obligations – 17.4%
37 Capital CLO 13.04%, 2023-2A, Class E (3 mo. Term SOFR + 8.38%, 8.38% Floor), 01/15/2034 (a),(f)	Cayman Islands		1,000,000	1,009,024
Adagio CLO 9.50%, IX-X, Class E (3 mo. EURIBOR + 6.02%, 6.02% Floor), 09/15/2034 (a)	Ireland	EUR	1,000,000	1,011,395
Anchorage Capital CLO Ltd. 8.60%, 2020-16A, Class DR (3 mo. Term SOFR + 3.98%, 3.72% Floor), 01/19/2035 (a),(f)	Cayman Islands	USD	1,500,000	1,503,837
10.37%, 2023-26A, Class D (3 mo. Term SOFR + 5.75%, 5.75% Floor), 07/19/2034 (a),(f)	Cayman Islands		500,000	510,569
12.23%, 2016-8A, Class ER2 (3 mo. Term SOFR + 7.61%, 7.35% Floor), 10/27/2034 (a),(f)	Cayman Islands		1,500,000	1,504,947
12.23%, 2020-16A, Class ER (3 mo. Term SOFR + 7.61%, 7.35% Floor), 01/19/2035 (a),(f)	Cayman Islands		1,000,000	1,003,812
Anchorage Credit Funding Ltd. 0.00%, 2019-7A, Class SUB1, 04/25/2037 (f),(l)	Cayman Islands		1,000,000	536,876
5.93%, 2020-12A, Class D, 10/25/2038 (f)	Cayman Islands		750,000	731,804

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	33

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
STRUCTURED CREDIT (continued)
ARES CLO 10.38%, 2023-68A, Class D (3 mo. Term SOFR + 5.75%, 5.75% Floor), 04/25/2035 (a),(f)	Jersey	USD	2,000,000	$2,034,974
Carlyle Global Market Strategies 11.87%, 2021-1A, Class DR (3 mo. Term SOFR + 7.30%, 7.30% Floor), 01/15/2040 (a),(f)	Cayman Islands		1,000,000	1,010,523
CBAM Ltd. 12.01%, 2017-2A, Class ER (3 mo. Term SOFR + 7.36%, 7.10% Floor), 07/17/2034 (a),(f)	Cayman Islands		571,000	552,522
Cerberus Loan Funding LP 8.80%, 2023-3A, Class C (3 mo. Term SOFR + 4.15%, 4.15% Floor), 09/13/2035 (a),(f)	United States		1,000,000	1,016,819
Dryden CLO 9.04%, 2017-27X, Class ER (3 mo. EURIBOR + 5.86%, 5.86% Floor), 04/15/2033 (a)	Ireland	EUR	500,000	516,092
Elevation CLO Ltd. 12.08%, 2021-14A, Class E (3 mo. Term SOFR + 7.46%, 7.20% Floor), 10/20/2034 (a),(f)	Cayman Islands	USD	2,000,000	1,926,146
Elmwood CLO Ltd. 7.73%, 2019-3A, Class DRR (3 mo. Term SOFR + 3.10%, 3.10% Floor), 07/18/2037 (a),(f)	Cayman Islands		1,750,000	1,779,995
Fortress Credit BSL Ltd. 9.38%, 2022-2A, Class DR (3 mo. Term SOFR + 4.75%, 4.75% Floor), 10/18/2033 (a),(f)	Jersey		1,000,000	1,002,528
12.78%, 2022-1A, Class E (3 mo. Term SOFR + 8.15%, 8.15% Floor), 10/23/2034 (a),(f)	Cayman Islands		500,000	501,472
12.81%, 2020-1A, Class E (3 mo. Term SOFR + 8.19%, 7.93% Floor), 10/20/2033 (a),(f)	Cayman Islands		1,000,000	1,004,731
Gallatin CLO Ltd. 8.58%, 2024-1A, Class D1 (3 mo. Term SOFR + 4.00%, 4.00% Floor), 10/20/2037 (a),(f)	Bermuda		1,000,000	1,003,159
10.07%, 2023-1A, Class D (3 mo. Term SOFR + 5.41%, 5.41% Floor), 10/14/2035 (a),(f)	Bermuda		2,000,000	2,029,924
Generate CLO Ltd. 11.98%, 2A, Class ER2 (3 mo. Term SOFR + 7.35%, 7.35% Floor), 10/22/2037 (a),(f)	Cayman Islands		1,200,000	1,229,695
Harvest CLO XXVI 9.30%, 26A, Class E (3 mo. EURIBOR + 6.12%, 6.12% Floor), 01/15/2034 (a),(f)	Ireland	EUR	500,000	525,184
ICG US CLO Ltd. 8.48%, 2020-1A, Class DR (3 mo. Term SOFR + 3.86%, 3.60% Floor), 01/20/2035 (a),(f)	Cayman Islands	USD	1,000,000	997,214
12.33%, 2020-1A, Class ER (3 mo. Term SOFR + 7.71%, 7.45% Floor), 01/20/2035 (a),(f)	Cayman Islands		1,000,000	958,076
Madison Park Funding Ltd. 10.12%, 2023-63A, Class D (3 mo. Term SOFR + 5.50%, 5.50% Floor), 04/21/2035 (a),(f)	Cayman Islands		2,000,000	2,031,298
Marble Point CLO Ltd. 12.12%, 2020-3A, Class ER (3 mo. Term SOFR + 7.50%, 7.50% Floor), 01/19/2034 (a),(f)	Cayman Islands		625,000	628,959
12.18%, 2021-4A, Class E (3 mo. Term SOFR + 7.55%, 7.29% Floor), 01/22/2035 (a),(f)	Cayman Islands		1,750,000	1,719,536
____________

See Notes to Consolidated Financial Statements.

34

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
STRUCTURED CREDIT (continued)
Monroe Capital MML CLO Ltd. 12.84%, 2022-1A, Class E (3 mo. Term SOFR + 8.32%, 8.32% Floor), 02/24/2034 (a),(f)	United States	USD	1,000,000	$1,004,562
Mountain View CLO Ltd. 8.51%, 2023-1A, Class C (3 mo. Term SOFR + 3.85%, 3.85% Floor), 09/14/2036 (a),(f)	Cayman Islands		300,000	305,424
9.26%, 2019-2A, Class DR (3 mo. Term SOFR + 4.60%, 4.60% Floor), 07/15/2037 (a),(f)	Cayman Islands		1,000,000	1,008,113
10.16%, 2023-1A, Class D (3 mo. Term SOFR + 5.50%, 5.50% Floor), 09/14/2036 (a),(f)	Cayman Islands		300,000	305,695
OAK Hill European Credit Partners V Designated Activity Co. 9.59%, 2016-5A, Class ER (3 mo. EURIBOR + 6.37%, 6.37% Floor), 01/21/2035 (a),(f)	Ireland	EUR	1,750,000	1,817,394
12.09%, 2016-5A, Class FR (3 mo. EURIBOR + 8.87%, 8.87% Floor), 01/21/2035 (a),(f)	Ireland		1,000,000	1,032,990
Octagon Investment Partners Ltd. 12.13%, 2016-1A, Class ERR (3 mo. Term SOFR + 7.50%, 7.50% Floor), 04/24/2037 (a),(f)	Cayman Islands	USD	2,250,000	2,313,216
Palmer Square European CLO 9.58%, 2022-1A, Class E (3 mo. EURIBOR + 6.36%, 6.36% Floor), 01/21/2035 (a),(f)	Ireland	EUR	1,200,000	1,252,014
12.07%, 2022-1A, Class F (3 mo. EURIBOR + 8.85%, 8.85% Floor), 01/21/2035 (a),(f)	Ireland		1,250,000	1,290,905
Penta CLO 9.23%, 2021-10X, Class E (3 mo. EURIBOR + 6.23%, 6.23% Floor), 11/20/2034 (a)	Ireland		500,000	518,691
Rockford Tower CLO Ltd. 12.74%, 2022-2A, Class ER (3 mo. Term SOFR + 8.12%, 8.12% Floor), 10/20/2035 (a),(f)	United States	USD	750,000	755,525
Rockford Tower Europe DAC 9.18%, 2021-1A, Class E (3 mo. EURIBOR + 5.96%, 5.96% Floor), 04/20/2034 (a),(f)	Ireland	EUR	500,000	518,875
RR Ltd./Cayman Islands 9.84%, 2022-24A, Class DR2 (3 mo. Term SOFR + 5.50%, 5.50% Floor), 01/15/2037 (a),(f)	Bermuda	USD	1,000,000	1,003,941
Symphony CLO Ltd. 11.86%, 2012-9A, Class ER2 (3 mo. Term SOFR + 7.21%, 0.00% Floor), 07/16/2032 (a),(f)	Cayman Islands		438,000	422,260
TCW CLO Ltd. 11.10%, 2021-1A, Class ER1 (3 mo. Term SOFR + 6.75%, 6.75% Floor), 01/20/2038 (a),(f)	Cayman Islands		1,000,000	1,009,975
THL Credit Wind River CLO Ltd. 12.04%, 2020-1A, Class ER (3 mo. Term SOFR + 7.42%, 7.42% Floor), 07/20/2037 (a),(f)	Cayman Islands		1,000,000	1,012,645
Toro European CLO 9.48%, 3X, Class ERR (3 mo. EURIBOR + 6.30%, 6.30% Floor), 07/15/2034 (a)	Ireland	EUR	1,500,000	1,556,138

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	35

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
STRUCTURED CREDIT (continued)
Trimaran Cavu Ltd. 12.26%, 2021-3A, Class E (3 mo. Term SOFR + 7.63%, 7.37% Floor), 01/18/2035 (a),(f)	Cayman Islands	USD	900,000	$908,591
Trinitas CLO XIV Ltd. 12.93%, 2020-14A, Class E (3 mo. Term SOFR + 8.30%, 8.04% Floor), 01/25/2034 (a),(f)	Cayman Islands		500,000	502,221
Trinitas CLO XVIII Ltd. 8.48%, 2021-18A, Class D (3 mo. Term SOFR + 3.86%, 3.60% Floor), 01/20/2035 (a),(f)	Cayman Islands		2,000,000	2,005,572
Total Collateralized Loan Obligations				50,825,858
Commercial Mortgage-Backed Securities – 4.5%
ACREC LLC 10.43%, 2023-FL2, Class E (1 mo. Term SOFR + 6.03%, 6.03% Floor), 02/19/2038 (a),(f)	United States		107,000	106,860
ACRES Commercial Realty Ltd. 7.15%, 2021-FL1, Class D (1 mo. Term SOFR + 2.76%, 2.76% Floor), 06/15/2036 (a),(f)	Cayman Islands		321,000	305,255
AREIT Trust 9.75%, 2023-CRE8, Class D (1 mo. Term SOFR + 5.37%, 5.37% Floor), 08/17/2041 (a),(f)	United States		109,000	108,726
Banc of America Commercial Mortgage Trust 1.25%, 2015-UBS7, Class XFG, 09/15/2048 (f),(l)	United States		10,000,000	82,168
BBCMS Mortgage Trust 7.01%, 2021-AGW, Class D (1 mo. Term SOFR + 2.61%, 2.50% Floor), 06/15/2036 (a),(f)	United States		877,000	807,765
BBCMS Trust 7.64%, 2018-BXH, Class F (1 mo. Term SOFR + 3.25%, 2.95% Floor), 10/15/2037 (a),(f)	United States		270,000	268,213
Benchmark Mortgage Trust 4.00%, 2024-V5, Class D, 01/10/2057 (f)	United States		36,000	31,599
6.97%, 2024-V5, Class C, 01/10/2057 (l)	United States		57,000	59,111
BSPRT 9.09%, 2024-FL11, Class E (1 mo. Term SOFR + 4.69%, 4.69% Floor), 07/15/2039 (a),(f)	United States		278,000	277,588
BWAY Mortgage Trust 4.87%, 2022-26BW, Class E, 02/10/2044 (f),(l)	United States		677,000	428,432
BX Commercial Mortgage Trust 8.04%, 2019-IMC, Class G (1 mo. Term SOFR + 3.65%, 3.60% Floor), 04/15/2034 (a),(f)	United States		1,131,000	1,086,152
BX Trust 8.54%, 2021-SDMF, Class J (1 mo. Term SOFR + 4.15%, 4.03% Floor), 09/15/2034 (a),(f)	United States		442,703	427,978
CD Mortgage Trust 3.35%, 2017-CD5, Class D, 08/15/2050 (f)	United States		489,000	431,422
Citigroup Commercial Mortgage Trust 8.21%, 2021-KEYS, Class F (1 mo. Term SOFR + 3.81%, 3.70% Floor), 10/15/2036 (a),(f)	United States		741,000	719,271

____________

See Notes to Consolidated Financial Statements.

36

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
STRUCTURED CREDIT (continued)
COMM Mortgage Trust 1.91%, 2016-DC2, Class XF, 02/10/2049 (f),(l)	United States	USD	13,087,848	$268,746
CSAIL Commercial Mortgage Trust 4.04%, 2017-CX9, Class D, 09/15/2050 (f),(l)	United States		190,000	133,388
DBGS Mortgage Trust 8.66%, 2021-W52, Class F (1 mo. Term SOFR + 4.26%, 4.15% Floor), 10/15/2036 (a),(f)	United States		1,000,000	631,991
FS RIALTO 8.31%, 2024-FL9, Class D (1 mo. Term SOFR + 3.94%, 3.94% Floor), 10/19/2039 (a),(f)	United States		187,000	186,708
GSMS Trust 7.95%, 2024-FAIR, Class D, 07/15/2029 (f),(l)	United States		580,000	575,188
Hilton USA Trust 4.12%, 2016-SFP, Class C, 11/05/2035 (b),(f)	United States		105,000	26,450
4.93%, 2016-SFP, Class D, 11/05/2035 (b),(f)	United States		584,000	78,139
J.P. Morgan Chase Commercial Mortgage Securities Trust 8.93%, 2021-HTL5, Class F (1 mo. Term SOFR + 4.53%, 4.27% Floor), 11/15/2038 (a),(f)	United States		1,084,000	1,066,437
Last Mile Logistics 10.53%, 2023-1A, Class D (SONIA + 5.80%, 5.80% Floor), 08/17/2033 (a),(f)	United Kingdom	GBP	207,000	260,114
Life Mortgage Trust 6.86%, 2021-BMR, Class F (1 mo. Term SOFR + 2.46%, 2.35% Floor), 03/15/2038 (a),(f)	United States	USD	101,521	99,030
MF1 LLC 10.10%, 2022-FL10, Class D (1 mo. Term SOFR + 5.73%, 5.73% Floor), 09/17/2037 (a),(f)	United States		232,000	232,475
Natixis Commercial Mortgage Securities Trust 10.34%, 2022-RRI, Class F (1 mo. Term SOFR + 5.94%, 5.94% Floor), 03/15/2035 (a),(f)	United States		493,500	490,595
ONE Mortgage Trust 6.01%, 2021-PARK, Class D (1 mo. Term SOFR + 1.61%, 1.50% Floor), 03/15/2036 (a),(f)	United States		645,000	617,078
ROCK Trust 8.82%, 2024-CNTR, Class E, 11/13/2041 (f)	United States		1,064,000	1,105,267
SHR Trust 8.85%, 2024-LXRY, Class E (1 mo. Term SOFR + 4.45%, 4.45% Floor), 10/15/2041 (a),(f)	United States		152,000	153,609
TRTX Issuer Ltd 6.90%, 2021-FL4, Class C (1 mo. Term SOFR + 2.51%, 2.40% Floor), 03/15/2038 (a),(f)	Cayman Islands		160,000	157,568
UK Logistics DAC 8.73%, 2024-1A, Class D (SONIA + 4.00%, 4.00% Floor), 05/17/2034 (a),(f)	United Kingdom	GBP	102,000	128,140
9.73%, 2024-1A, Class E (SONIA + 5.00%, 5.00% Floor), 05/17/2034 (a),(f)	United Kingdom		200,000	251,996

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	37

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
STRUCTURED CREDIT (continued)
VMC Finance LLC 6.74%, 2021-FL4, Class C (1 mo. Term SOFR + 2.36%, 2.36% Floor), 06/16/2036 (a),(f)	United States	USD	800,000	$767,439
7.99%, 2021-FL4, Class D (1 mo. Term SOFR + 3.61%, 3.06% Floor), 06/16/2036 (a),(f)	United States		147,000	139,049
WFCM 4.25%, 2024-5C1, Class F, 07/15/2057 (f)	United States		874,000	594,638
Total Commercial Mortgage-Backed Securities				13,104,585
High Yield – 1.9%
Distributors – 1.5%
Blackstone Mortgage Trust, Inc. 7.75%, 12/01/2029 (f)	United States		502,000	516,592
Mexico Remittances Funding Fiduciary Estate Management Sarl 12.50%, 10/15/2031 (f)	Mexico		1,850,000	1,814,295
OWS Cre Funding I LLC 0.00% (1 mo. LIBOR US + 4.90%, 5.00% Floor), 09/15/2025 (a),(f)	United States		2,232,815	2,237,675
Total Distributors				4,568,562
Household Durables – 0.2%
Adams Homes, Inc. 9.25%, 10/15/2028 (f)	United States		572,000	595,377
Real Estate Management & Development – 0.2%
Five Point Operating Company LP 10.50%, 01/15/2028 (f),(j)	United States		554,001	565,956
Total High Yield				5,729,895
Residential Mortgage-Backed Securities – 3.2%
ACRA Trust 7.19%, 2024-NQM1, Class M1B, 10/25/2064 (f),(l)	United States		200,000	201,556
8.43%, 2024-NQM1, Class B1, 10/25/2064 (f),(l)	United States		110,000	110,782
Angel Oak Mortgage Trust LLC 6.49%, 2024-12, Class M1A, 10/25/2069 (f),(l)	United States		125,000	124,564
Bellemeade Re Ltd. 8.52%, 2024-1, Class M1C (30 day avg SOFR US + 3.95%, 3.90% Floor), 08/25/2034 (a),(f)	United States		161,000	167,088
BRAVO Residential Funding Trust 7.41%, 2023-NQM5, Class M1, 06/25/2063 (f),(l)	United States		183,000	185,875
8.04%, 2024-NQM1, Class B1, 12/01/2063 (f)	United States		128,000	130,318
CHNGE Mortgage Trust 8.44%, 2023-4, Class B1, 09/25/2058 (f),(l)	United States		891,000	897,389
COLT Funding LLC 7.71%, 2024-INV3, Class B1, 09/25/2069 (f),(l)	United States		363,000	366,011
Deephaven Residential Mortgage Trust 4.31%, 2022-2, Class B1, 03/25/2067 (f),(l)	United States		229,000	179,712
GCAT Trust 3.94%, 2022-NQM1, Class B1, 02/25/2067 (f),(l)	United States		476,000	352,803

____________

See Notes to Consolidated Financial Statements.

38

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
STRUCTURED CREDIT (continued)
Imperial Fund Mortgage Trust 4.43%, 2022-NQM3, Class M1, 05/25/2067 (f),(l)	United States	USD	332,000	$278,015
JP Morgan Mortgage Trust 7.64%, 2024-CES1, Class B1, 06/25/2054 (f),(l)	United States		100,000	99,498
MFA Trust 4.26%, 2022-NQM1, Class B1, 12/25/2066 (f),(l)	United States		251,000	196,901
Morgan Stanley Residential Mortgage Loan Trust 7.45%, 2023-NQM1, Class B1, 09/25/2068 (f),(l)	United States		446,000	446,358
New Residential Mortgage LLC 7.40%, 2024-FNT1, Class A, 11/25/2031 (f)	United States		567,082	571,042
New Residential Mortgage Loan Trust 9.43%, 2024-RTL2, Class M1, 09/25/2039 (f),(l)	United States		160,000	159,552
NYMT Loan Trust 8.41%, 2024-BPL2, Class M, 05/25/2039 (f)	United States		145,000	144,894
PRKCM Trust 6.17%, 2022-AFC2, Class B1, 08/25/2057 (f),(l)	United States		204,000	200,729
6.87%, 2024-AFC1, Class M1, 03/25/2059 (f),(l)	United States		66,000	66,016
7.48%, 2023-AFC1, Class M1, 02/25/2058 (f),(l)	United States		371,000	374,289
7.98%, 2023-AFC4, Class B1, 11/25/2058 (f),(l)	United States		293,000	290,920
8.06%, 2024-AFC1, Class B1, 03/25/2059 (f),(l)	United States		176,000	175,639
8.20%, 2023-AFC2, Class B1, 06/25/2058 (f),(l)	United States		100,000	99,584
Progress Residential Trust 5.60%, 2022-SFR3, Class E2, 04/17/2039 (f)	United States		212,000	207,510
RCKT Mortgage Trust 6.77%, 2024-CES2, Class M2, 04/25/2044 (f),(l)	United States		100,000	101,894
6.77%, 2024-CES1, Class M2, 02/25/2044 (f),(l)	United States		100,000	101,936
Seasoned Credit Risk Transfer Trust 4.50%, 2022-1, Class M, 11/25/2061 (f),(l)	United States		226,000	195,331
STAR Trust 8.90%, 2022-SFR3, Class F (1 mo. Term SOFR + 4.50%, 4.50% Floor), 05/17/2039 (a),(f)	United States		170,000	164,603
Toorak Mortgage Trust 9.16%, 2024-RRTL1, Class M1, 02/25/2039 (f),(l)	United States		71,000	72,067
TVC Mortgage Trust 7.42%, 2024-RRTL1, Class M1, 07/25/2039 (f),(j)	United States		295,000	295,337
Verus Securitization Trust 6.82%, 2024-2, Class M1, 02/25/2069 (f),(l)	United States		100,000	100,621
7.08%, 2023-INV2, Class A3, 08/25/2068 (f),(j)	United States		139,063	140,723
7.35%, 2023-INV2, Class M1, 08/25/2068 (f),(l)	United States		187,000	189,493
7.53%, 2023-2, Class B1, 03/25/2068 (f),(l)	United States		100,000	99,949
7.81%, 2023-6, Class B1, 09/25/2068 (f),(l)	United States		158,000	158,929
7.90%, 2023-7, Class B1, 10/25/2068 (f),(l)	United States		634,000	639,051
8.12%, 2023-INV2, Class B1, 08/25/2068 (f),(l)	United States		215,000	217,363
Western Mortgage Reference Notes 9.92%, 2021-CL2, Class M4 (30 day avg SOFR US + 5.35%, 0.00% Floor), 07/25/2059 (a),(f)	United States		778,165	812,429
Total Residential Mortgage-Backed Securities				9,316,771

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	39

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
STRUCTURED CREDIT (continued)
Asset-Backed Securities – 8.0%
Financials – 8.0%
Adams Outdoor Advertising LP 11.71%, 2023-1, Class C, 07/15/2053 (f)	United States	USD	2,000,000	$2,065,493
Castlelake Aircraft Securitization Trust 2.74%, 2017-1R, Class A, 08/15/2041 (f)	United States		115,184	109,821
GAIA Aviation Ltd. 7.00%, 2019-1, Class C, 12/15/2044 (f),(j)	Cayman Islands		2,112,650	1,647,635
Helios Issuer LLC 5.54%, 2020-1A, Class B, 02/01/2055 (f)	United States		648,838	538,644
Horizon Aircraft Finance Ltd. 3.43%, 2019-2, Class A, 11/15/2039 (f)	United States		1,169,765	1,091,866
4.46%, 2018-1, Class A, 12/15/2038 (f)	United States		605,670	582,347
Lunar Aircraft Ltd. 6.41%, 2020-1A, Class C, 02/15/2045 (f)	United States		353,606	336,144
METAL LLC 6.50%, 2017-1, Class B, 10/15/2042 (f)	United States		284,797	91,702
METAL Ltd. 4.58%, 2017-1, Class A, 10/15/2042 (f)	United States		1,301,079	868,847
Mosaic Solar Loan Trust 8.50%, 2024-2A, Class C, 04/22/2052 (f)	United States		1,500,000	1,473,918
Pioneer Aircraft Finance Ltd. 3.97%, 2019-1, Class A, 06/15/2044 (f)	Cayman Islands		463,667	445,461
PMCIT 7.15%, 10/15/2034	United States		491,000	498,856
10.05%, 10/15/2034	United States		513,000	507,254
14.64%, 10/15/2034	United States		685,000	685,343
Sunnova Hestia II Issuer LLC 9.50%, 2024-GRID1, Class 2A, 07/20/2051 (f)	United States		962,915	945,833
Thunderbolt Aircraft Lease 5.07%, 2018-A, Class B, 09/15/2038 (f),(j)	United States		1,339,286	1,145,301
Veros Auto Receivables Trust 11.46%, 2023-1, Class D, 08/15/2030 (f)	United States		1,780,000	1,938,661
VSTJET 10.91%, 2020-1B, 01/15/2029 (b)	United States		1,620,880	1,598,188
WAVE LLC 6.41%, 2019-1, Class C, 09/15/2044 (f)	United States		2,540,469	1,728,731
WAVE Trust 5.68%, 2017-1A, Class B, 11/15/2042 (f)	United States		1,590,272	1,280,119
6.66%, 2017-1A, Class C, 11/15/2042 (f)	United States		1,230,935	299,333
Ziply Fiber Issuer LLC 11.17%, 2024-1A, Class C, 04/20/2054 (f)	United States		3,250,000	3,502,263
Total Financials				23,381,760
Total Asset-Backed Securities				23,381,760
TOTAL STRUCTURED CREDIT (Cost $101,354,438)				102,358,869

____________

See Notes to Consolidated Financial Statements.

40

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT – 26.9%
Senior Loans – 22.7%
Aerospace & Defense – 1.6%
Galileo Parent, Inc., First Lien Revolver 10.08% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 05/03/2029 (a),(b),(c)	United States	USD	254,375	$116,287
Galileo Parent, Inc., First Lien Term Loan 10.35% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 05/03/2030 (a),(b)	United States		2,347,058	2,347,058
GASL Bermuda, Tranche B-1 Revolver 11.11%, 12/15/2028 (b),(c)	United States		3,100,000	1,315,445
WP CPP Holdings, First Lien Term Loan 11.97% (includes 0.00% PIK) (3 mo. Term SOFR + 3.38%, 0.00% Floor), 11/28/2029 (a),(b)	United States		884,798	884,798
WP CPP Holdings, First Lien Revolver 11.34%, 11/28/2029 (b),(c)	United States		90,000	—
Total Aerospace & Defense				4,663,588
Biotechnology – 0.8%
ADC Therapeutics, Inc., First Lien Term Loan 12.25% (3 mo. Term SOFR + 7.50%, 1.00% Floor), 08/15/2029 (a),(b)	United States		1,135,543	1,107,154
Mesoblast, Inc., First Lien Term Loan 9.75% (FCPR + 4.95%), 11/19/2026 (a),(b),(e)	Australia		1,300,502	1,297,251
Total Biotechnology				2,404,405
Capital Markets – 0.4%
Inspira, First Lien Revolver 10.35%, 05/10/2030 (b),(c)	United States		103,000	—
Inspira, First Lien Delay Draw Term Loan 10.35%, 05/10/2026 (b),(c)	United States		172,000	—
Minotaur Acquisition, First Lien Tranche B Term Loan 9.57% (3 mo. Term SOFR + 5.00%, 1.00% Floor), 06/03/2030 (a),(b)	United States		1,035,000	1,024,650
MTC Holdings, First Lien Delay Draw Term Loan 9.57% (1 mo. Term SOFR + 5.00%, 1.00% Floor), 06/03/2030 (a),(b)	United States		172,000	170,280
Total Capital Markets				1,194,930

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	41

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Commercial Services & Supplies – 1.0%
Amspec Parent LLC, First Lien Tranche B Term Loan 8.65% (1 mo. Term SOFR + 4.25%), 12/22/2031 (a)	United States	USD	650,000	$654,875
Amspec Parent LLC, First Lien Tranche B-DD Delay Draw Term Loan 8.65% (1 mo. Term SOFR + 4.25%), 12/21/2026 (a)	United States		100,000	100,750
Amspec Parent LLC, Revolver 0.00% (3 mo. Term SOFR + 5.75%), 12/05/2029 (a),(b),(c)	United States		212,000	2,261
Kings Buyer LLC, First Lien Revolver 11.75% (Prime + 4.00%, 1.00% Floor), 10/29/2027 (a),(b),(c)	United States		310,246	75,623
NFM & J LP, First Lien Term Loan 10.37% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 11/30/2027 (a),(b)	United States		491,081	485,188
NFM & J LP, First Lien Revolver 10.94% (Prime + 5.75%, 1.00% Floor), 11/30/2027 (a),(b),(c)	United States		36,661	8,758
12.25% (Prime + 4.75%, 1.00% Floor), 11/30/2027 (a),(b),(c)	United States		73,702	17,608
NFM & J LP, First Lien Delay Draw Term Loan 10.45% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 11/30/2027 (a),(b),(c)	United States		111,868	12,327
10.59% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 11/30/2027 (a),(b),(c)	United States		81,638	8,996
USIC Holdings Inc, First Lien Revolver 9.84% (1 mo. Term SOFR + 5.25%, 0.00% Floor), 09/10/2031 (a),(b),(c)	United States		182,000	41,350
USIC Holdings Inc, First Lien Delay Draw Term Loan 10.09% (1 mo. Term SOFR + 5.50%, 0.75% Floor), 09/10/2031 (a),(b),(c)	United States		33,333	2,198
USIC Holdings Inc, First Lien Term Loan 10.09% (1 mo. Term SOFR + 5.50%, 0.75% Floor), 09/10/2031 (a),(b)	United States		1,434,000	1,431,132
Total Commercial Services & Supplies				2,841,066
Communications Equipment – 0.6%
Sorenson Communications, Revolver 11.08%, 04/19/2029 (b),(c)	United States		198,000	—
Sorenson Communications, Term Loan 11.09%, 04/19/2029 (b)	United States		1,716,138	1,690,052
Total Communications Equipment				1,690,052

____________

See Notes to Consolidated Financial Statements.

42

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Containers & Packaging – 0.6%
ASP-r-pac Acquisition Company LLC, First Lien Revolver 9.49%, 12/29/2027 (b),(c)	United States	USD	205,745	$39,997
ASP-r-pac Acquisition Company LLC, First Lien Term Loan 11.52%, 12/29/2027 (b)	United States		1,680,728	1,633,667
Total Containers & Packaging				1,673,664
Distributors – 7.9%
ACESO HOLDING, Delay Draw Term Loan 9.10%, 09/27/2031 (b),(c)	Germany	EUR	382,000	—
ACESO HOLDING, Term Loan 9.10%, 09/27/2031 (b)	Germany		1,529,000	1,554,515
ASP-R-PAC Acquisition, First Lien Term Loan 10.51% (1 mo. Term SOFR + 6.00%, 0.75% Floor), 12/29/2027 (a),(b)	United States	USD	347,547	337,815
AVSC Holding, First Lien Term Loan 9.36% (1 mo. Term SOFR + 5.00%, 0.75% Floor), 12/05/2031 (a),(b)	United States		3,851,000	3,775,520
AVSC Holding, Revolver 9.53%, 12/05/2030 (b),(c)	United States		412,000	—
CentralSquare Technologies, First Lien Revolver 0.00%, 04/12/2030 (b),(c)	United States		66,000	—
CPS Mezzanine, Second Lien Revolver 7.15%, 07/15/2027 (b),(c)	United States		3,750,000	3,439,366
Creek Parent, First Lien Term Loan 9.63% (1 mo. Term SOFR + 5.25%), 12/18/2031 (a),(b)	United States		3,287,000	3,229,478
Creek Parent, First Lien Revolver 9.82%, 12/18/2031 (b),(c)	United States		471,000	—
Finastra USA, Inc., First Lien Revolver 11.65% (3 mo. Term SOFR + 7.25%, 0.00% Floor), 09/13/2029 (a),(b),(c)	United States		73,077	49,871
Galileo Parent, Inc., First Lien Revolver 10.07% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 05/03/2029 (a),(b),(c)	United States		115,625	52,857
Geotechnical Merger Sub, First Lien Term Loan 9.41% (3 mo. Term SOFR + 4.75%, 0.00% Floor), 10/15/2031 (a),(b)	United States		1,682,000	1,666,189

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	43

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Geotechnical Merger Sub, Delay Draw Term Loan 11.75%, 08/27/2031 (b),(c)	United States	USD	623,000	$—
Geotechnical Merger Sub, Revolver 11.75%, 08/27/2031 (b),(c)	United States		234,000	77,267
ICIMS, Inc., First Lien Revolver 10.34% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 08/15/2028 (a),(b),(c)	United States		133,519	25,908
Integrity Marketing Acquisition LLC, First Lien Term Loan 9.51% (3 mo. Term SOFR + 5.00%, 0.75% Floor), 08/25/2028 (a),(b)	United States		1,878,438	1,872,427
Kite Midco II, Delay Draw Term Loan 9.43%, 09/20/2031 (b),(c)	United States		216,000	—
Kite Midco II, Tranche B1 Term Loan 9.43%, 09/20/2031 (b)	United States		877,000	864,196
Legends Hospitality Holding Co., First Lien Term Loan 10.02%, 08/22/2031 (b)	United States		1,297,052	1,273,835
Legends Hospitality Holding Co., First Lien Revolver 9.37% (1 mo. Term SOFR + 5.00%, 0.00% Floor), 08/22/2030 (a),(b),(c)	United States		76,000	7,464
9.45% (1 mo. Term SOFR + 5.00%, 0.00% Floor), 08/22/2030 (a),(b),(c)	United States		76,000	7,464
Monotype Imaging Holdings, First Lien Term Loan 10.01% (3 mo. Term SOFR + 5.50%, 0.75% Floor), 02/28/2031 (a),(b)	United States		1,405,478	1,405,477
Monotype Imaging Holdings, First Lien Delay Draw Term Loan 10.02% (3 mo. Term SOFR + 5.50%, 0.00% Floor), 02/28/2031 (a),(b),(c)	United States		117,000	27,261
MRI Software LLC, First Lien Tranche 6 Delay Draw Term Loan 9.08% (3 mo. Term SOFR + 4.75%, 1.00% Floor), 02/10/2027 (a),(b),(c)	United States		220,168	20,839
NFM & J LP, First Lien Delay Draw Term Loan 10.20% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 11/30/2027 (a),(b),(c)	United States		82,256	9,064
Optimizely North America, First Lien Revolver 9.70%, 10/30/2031 (b),(c)	United States		231,000	—

____________

See Notes to Consolidated Financial Statements.

44

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Optimizely North America, First Lien Term Loan 8.11% (1 mo. EURIBOR + 5.25%, 0.00% Floor), 10/30/2031 (a),(b)	United States	EUR	554,000	$568,410
9.57% (1 mo. Term SOFR + 5.00%, 0.00% Floor), 10/30/2031 (a),(b)	United States	USD	1,552,000	1,537,256
10.20% (SONIA + 5.50%, 0.00% Floor), 10/30/2031 (a),(b)	United States	GBP	185,000	229,400
Pluralsight Inc, First Lien Term Loan 9.01% (includes 0.00% PIK) (3 mo. Term SOFR + 3.00%, 0.00% Floor), 08/22/2029 (a),(b)	United States	USD	320	320
Pluralsight Inc, First Lien Tranche B Term Loan 12.01% (includes 0.00% PIK), 08/22/2029 (b)	United States		4,044	4,044
Pluralsight Restructure, First Lien Term Loan 9.01% (includes 0.00% PIK) (3 mo. Term SOFR + 3.00%, 0.00% Floor), 08/22/2031 (a),(b)	United States		185	185
THG Acquisition, First Lien Revolver 9.11% (1 mo. Term SOFR + 4.75%, 0.75% Floor), 10/31/2031 (a),(b),(c)	United States		119,000	8,752
THG Acquisition, First Lien Delay Draw Term Loan 9.44%, 10/31/2031 (b),(c)	United States		239,000	—
THG Acquisition, First Lien Term Loan 9.11% (1 mo. Term SOFR + 4.75%, 0.75% Floor), 10/31/2031 (a),(b)	United States		1,070,000	1,059,300
USIC Holdings Inc, First Lien Delay Draw Term Loan 10.09% (3 mo. Term SOFR + 5.50%, 0.75% Floor), 09/10/2031 (a),(b),(c)	United States		51,667	3,407
Total Distributors				23,107,887
Electrical Equipment – 0.3%
Inventus Power, Inc., Term Loan 12.96%, 06/30/2025 (b)	United States		816,565	804,317
Inventus Power, Inc., Revolver 0.00%, 06/30/2025 (b),(c)	United States		94,000	—
Total Electrical Equipment				804,317
Food Products – 0.3%
Protein For Pets Opco, Revolver 10.57%, 03/22/2030 (b),(c)	United States		103,000	—
Protein For Pets Opco, Term Loan 10.59% (1 mo. Term SOFR + 5.25%), 03/22/2030 (a),(b)	United States		989,030	971,030
Total Food Products				971,030

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	45

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Health Care Providers & Services – 1.7%
LSL Holdco LLC, First Lien Revolver 10.46% (1 mo. Term SOFR + 6.00%, 0.75% Floor), 01/31/2028 (a),(b),(c)	United States	USD	266,412	$173,367
LSL Holdco LLC, Term Loan 10.79%, 01/31/2028 (b)	United States		2,331,772	2,221,013
LSL Holdco LLC, Incremental Term Loan 11.44%, 01/31/2028 (b)	United States		271,528	258,630
Petvet Care Centers LLC, First Lien Delay Draw Term Loan 11.32%, 11/15/2030 (b),(c)	United States		307,000	—
Petvet Care Centers LLC, First Lien Term Loan 10.36% (1 mo. Term SOFR + 6.00%, 0.75% Floor), 10/24/2030 (a),(b)	United States		2,332,440	2,310,515
Petvet Care Centers LLC, First Lien Revolver 11.32%, 11/15/2029 (b),(c)	United States		307,000	—
Total Health Care Providers & Services				4,963,525
Health Care Technology – 0.8%
Establishment Labs Holdings, Inc., First Lien Tranche D Delay Draw Term Loan 9.00%, 04/21/2027 (b),(c),(e)	United States		184,290	—
Establishment Labs Holdings, Inc., First Lien Tranche A Term Loan 9.00%, 04/21/2027 (b),(e)	United States		1,247,716	1,247,715
Establishment Labs Holdings, Inc., First Lien Tranche B Delay Draw Term Loan 9.00%, 04/21/2027 (b),(e)	United States		199,823	199,823
Establishment Labs Holdings, Inc., First Lien Tranche C Delay Draw Term Loan 10.00%, 04/21/2027 (b),(e)	United States		184,290	187,976
Next Holdco LLC, First Lien Delay Draw Term Loan 11.32%, 11/08/2030 (b),(c)	United States		213,000	—
Next Holdco LLC, First Lien Revolver 11.32%, 11/08/2029 (b),(c)	United States		80,000	—
Next Holdco LLC, First Lien Term Loan 10.27% (1 mo. Term SOFR + 5.75%, 0.75% Floor), 11/11/2030 (a),(b)	United States		823,775	823,775
Total Health Care Technology				2,459,289

____________

See Notes to Consolidated Financial Statements.

46

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Hotels, Restaurants & Leisure – 2.0%
Grove Hotel Parcel Owner LLC, Revolver 12.65%, 06/21/2027 (b),(c)	United States	USD	175,377	$68,559
Grove Hotel Parcel Owner LLC, Term Loan 12.80%, 06/21/2027 (b)	United States		1,714,309	1,675,395
Grove Hotel Parcel Owner LLC, Delay Draw Term Loan 12.95%, 06/21/2027 (b)	United States		350,754	342,792
Legends Hospitality Holding Co., First Lien Delay Draw Term Loan 10.13%, 08/22/2031 (b),(c)	United States		76,000	—
PFNY Holdings LLC, First Lien Revolver 12.59%, 12/31/2026 (b),(c)	United States		173,352	—
PFNY Holdings LLC, First Lien Delay Draw Term Loan 12.56%, 12/31/2026 (b)	United States		302,395	295,032
PFNY Holdings LLC, First Lien Term Loan 11.87%, 12/31/2026 (b)	United States		3,540,278	3,445,044
Total Hotels, Restaurants & Leisure				5,826,822
Insurance – 0.4%
Ardonagh Group Finance, Tranche B1 Term Loan 10.04% (6 mo. Term SOFR + 4.75%), 02/15/2031 (a),(b)	United States		1,116,621	1,106,572
Integrity Marketing Acquisition LLC, Revolver 10.28%, 08/28/2028 (b),(c)	United States		234,995	—
Integrity Marketing Acquisition LLC, First Lien Delay Draw Term Loan 10.28%, 08/28/2028 (b),(c)	United States		1,153,854	—
Total Insurance				1,106,572
Machinery – 0.3%
Truck-Lite Company, First Lien Revolver 9.74% (1 mo. Term SOFR + 5.75%, 0.75% Floor), 02/13/2030 (a),(b),(c)	United States		105,000	—
Truck-Lite Company, First Lien Delay Draw Term Loan 11.09%, 02/13/2031 (b),(c)	United States		105,000	—
Truck-Lite Company, First Lien Term Loan 10.27% (3 mo. Term SOFR + 5.75%, 0.75% Floor), 02/13/2031 (a),(b)	United States		967,688	962,752
Total Machinery				962,752

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	47

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Metals & Mining – 0.3%
IAMGOLD Corp., Second Lien Term Loan 12.77%, 05/16/2028 (b)	United States	USD	975,000	$1,015,755
Pharmaceuticals – 0.4%
Bioxcel Therapeutics, Inc., First Lien Tranche B Delay Draw Term Loan 12.81%, 04/19/2027 (b),(c)	United States		250,390	—
Bioxcel Therapeutics, Inc., Tranche A2 Term Loan 13.00% (3 mo. Term SOFR + 7.50%), 04/19/2027 (a),(b)	United States		390,934	338,157
Bioxcel Therapeutics, Inc., First Lien Tranche A Term Loan 13.00%, 04/19/2027 (b)	United States		942,404	815,180
Bioxcel Therapeutics, Inc., Tranche DD Delay Draw Term Loan 0.00%, 04/19/2027 (b),(c)	United States		625,975	—
Bioxcel Therapeutics, Inc., First Lien Tranche C Delay Draw Term Loan 12.81%, 04/19/2027 (b),(c)	United States		375,585	—
Total Pharmaceuticals				1,153,337
Software – 3.3%
Avalara, Inc., First Lien Term Loan 10.58% (3 mo. Term SOFR + 6.25%, 0.75% Floor), 10/19/2028 (a),(b)	United States		2,491,000	2,491,000
Avalara, Inc., First Lien Revolver 12.75% (1 mo. Term SOFR + 6.25%), 10/19/2028 (a),(b),(c)	United States		249,000	—
CentralSquare Technologies, First Lien Term Loan 10.62% (1 mo. Term SOFR + 2.88%, 0.00% Floor), 04/12/2030 (a),(b)	United States		591,743	588,784
Evergreen IX Borrower, First Lien Revolver 11.39%, 09/29/2029 (b),(c)	United States		127,000	—
Evergreen IX Borrower, First Lien Term Loan 9.08% (3 mo. Term SOFR + 4.75%, 0.75% Floor), 09/29/2030 (a),(b)	United States		1,135,530	1,135,530
Evergreen IX Borrower, Term Loan 10.09%, 09/29/2030 (b)	United States		286,787	286,787
Finastra Group Holdings Ltd, First Lien Revolver 11.65% (1 mo. Term SOFR + 7.25%, 0.00% Floor), 09/13/2029 (a),(b),(c)	United States		78,923	53,861

____________

See Notes to Consolidated Financial Statements.

48

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Finastra USA, Inc., First Lien Term Loan 11.65% (1 mo. Term SOFR + 7.25%, 0.00% Floor), 09/13/2029 (a),(b)	United States	USD	1,451,035	$1,438,992
ICIMS, Inc., First Lien Term Loan 10.88% (3 mo. Term SOFR + 6.25%, 1.00% Floor), 08/18/2028 (a),(b)	United States		253,659	250,006
ICIMS, Inc., Term Loan 10.67%, 08/18/2028 (b)	United States		1,779,695	1,726,660
ICIMS, Inc., First Lien Revolver 5.75% (3 mo. Term SOFR + 5.75%, 1.00% Floor), 08/15/2028 (a),(b),(c)	United States		24,033	4,664
ICIMS, Inc., Delay Draw Term Loan 0.00%, 08/18/2028 (b),(c),(e)	United States		293,146	—
Monotype Imaging Holdings, First Lien Revolver 10.84%, 02/28/2030 (b),(c)	United States		176,000	—
Pluralsight Inc, First Lien Revolver 9.62%, 08/22/2029 (b),(c)	United States		24,123	—
Pluralsight Inc, First Lien Tranche B Term Loan 0.00% (3 mo. Term SOFR + 7.50%, 0.00% Floor), 08/22/2029 (a),(b)	United States		125,373	125,373
Pluralsight Inc, First Lien Delay Draw Term Loan 9.62%, 08/22/2029 (b),(c)	United States		60,308	—
Pluralsight Inc, First Lien Term Loan 7.51% (3 mo. Term SOFR + 3.00%, 0.00% Floor), 08/22/2029 (a),(b)	United States		83,582	83,582
Pluralsight Restructure, First Lien Term Loan 7.51% (3 mo. Term SOFR + 3.00%, 0.00% Floor), 08/22/2031 (a),(b)	United States		48,247	48,247
UserZoom Technologies, Inc., Term Loan 12.77%, 04/05/2029 (b)	United States		1,348,000	1,327,780
Total Software				9,561,266
Total Senior Loans				66,400,257

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	49

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Principal Amount		Value
PRIVATE CREDIT (continued)
Senior Loans (Syndicated) – 1.8%
Commercial Services & Supplies – 0.7%
Kings Buyer LLC, First Lien Term Loan 9.85% (3 mo. Term SOFR + 5.25%, 0.00% Floor), 10/29/2027 (a),(b)	United States	USD	2,212,882	$2,157,560
Distributors – 0.0%
MRI Software LLC, First Lien Revolver 9.08% (1 mo. Term SOFR + 4.75%, 1.00% Floor), 02/10/2027 (a),(b),(c)	United States		166,000	9,141
Interactive Media & Services – 0.6%
Ancestry.com, Inc., First Lien Tranche B Term Loan 10.07% (1 mo. Term SOFR + 5.50%, 0.00% Floor), 12/06/2027 (a),(b)	United States		1,624,723	1,624,723
Software – 0.5%
MRI Software LLC, Tranche B Term Loan 10.08%, 12/19/2030 (b)	United States		1,416,998	1,404,529
Total Senior Loans (Syndicated)				5,195,953
High Yield – 0.4%
Machinery – 0.4%
ProFrac Holdings II LLC 11.56% (3 mo. Term SOFR + 7.25%), 01/23/2029 (a),(b),(f)	United States		1,193,000	1,189,898
Total High Yield				1,189,898
			Shares
Preferred Stock – 0.9%
Health Care Providers & Services – 0.1%
Petvet Care Centers LLC (Acquired 11/15/2023, cost $198,940) (b),(h)	United States		203	235,480
Health Care Technology – 0.8%
athenahealth, Inc. (Acquired 2/15/2022, cost $1,992,289) (b),(h)	United States		2,033	2,431,122
Total Preferred Stock				2,666,602
Common Stock – 0.1%
Distributors – 0.1%
Mesoblast Ltd., ADR	Australia		5,971	118,226
RelaDyne (Acquired 12/23/2021, cost $187,703) (b),(h)	United States		2,000	251,500
Total Distributors				369,726
Total Common Stock				369,726

____________

See Notes to Consolidated Financial Statements.

50

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Shares		Value
PRIVATE CREDIT (continued)
Warrants – 0.1%
Biotechnology – 0.1%
ADC Therapeutics – (Exercise price: $8.30, Expiration: 08/15/32) (Acquired 8/15/2022, cost $30,028) (b),(h)	United States		4,988	$2,494
Mesoblast, Inc. – (Exercise Price: $7.26, Expiration: 11/19/28) (Acquired 12/20/2021 – 1/10/2024, cost $106,354) (b),(h)	United States		23,222	269,375
Seres Therapeutics, Inc. – (Exercise price: $6.69, Expiration: 04/27/30) (Acquired 4/27/2023, cost $14,821) (b),(h)	United States		4,735	2,131
Total Biotechnology				274,000
Health Care Technology – 0.0%
Innocoll Pharmaceuticals Ltd. – (Exercise Price: $4.23, Expiration: 01/26/29) (Acquired 1/26/2022 – 9/1/2022, cost $77,901) (b),(h)	United States		20,192	—
Pharmaceuticals – 0.0%
Bioxcel Therapeutics, Inc. – (Exercise price: $3.07, Expiration: 04/19/29) (Acquired 3/20/2024, cost $0) (b),(h)	United States		1,252	375
Bioxcel Therapeutics, Inc. – (Exercise price: $3.65, Expiration: 04/19/29) (Acquired 4/28/2022 – 12/5/2023, cost $0) (b),(h)	United States		4,359	1,308
Total Pharmaceuticals				1,683
Total Warrants				275,683
			Principal Amount
Private Placement Bond – 0.6%
Real Estate Management & Development – 0.6%
Stargate Oxford St Senior Secured 9.15%, 07/19/2026 (b)	Australia	AUD	2,836,117	1,755,414
Total Private Placement Bond				1,755,414
			Shares
Private Placement Equity – 0.3%
Health Care Technology – 0.3%
Ipi Legacy Liquidation Co (b)	United States		754,923	754,923
Software – 0.0%
Pluralsight Inc (b)	United States		41,791	102,388
Total Private Placement Equity				857,311
TOTAL PRIVATE CREDIT (Cost $78,714,146)				78,710,844

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	51

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Description	Country	Shares	Value
SHORT-TERM INVESTMENTS – 3.3%
Money Market Fund – 3.3%
First American Government Obligations Fund – Class X, 4.49% (m)	United States	9,788,208	$9,788,208
TOTAL SHORT-TERM INVESTMENTS (Cost $9,788,208)			9,788,208
Total Investments – 123.5% (n) (Cost $365,596,707)			361,471,510
Liabilities in Excess of Other Assets – (23.5)%			(68,872,968)
TOTAL NET ASSETS – 100.0%			$292,598,542

The following notes should be read in conjunction with the accompanying Consolidated Schedule of Investments.

(a)   Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Securities that reference SOFR may be subject to a credit spread adjustment, particularly to legacy holdings that reference LIBOR that have transitioned to SOFR as the base lending rate.

(b)   These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs. As of December 31, 2024, the total value of all such securities was $82,442,458 or 28.2% of net assets.

(c)   As of December 31, 2024, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. All values are reflected at par.

Company	Investment Type	Total revolving and delayed draw loan commitments (000s)	Less: funded commitments (000s)	Total unfunded commitments (000s) (Note 10)
ACESO HOLDING	Delay Draw Term Loan	$382	$—	$382
Amspec Parent LLC	Revolver	212	2	210
ASP Unifrax Holdings, LLC	First Lien Tranche DD Delay Draw Term Loan	299	—	299
ASP-r-pac Acquisition Company LLC	First Lien Revolver	206	41	165
Avalara, Inc.	First Lien Revolver	249	—	249
AVSC Holding	Revolver	412	—	412
Bioxcel Therapeutics, Inc.	First Lien Tranche C Delay Draw Term Loan	376	—	376
Bioxcel Therapeutics, Inc.	Tranche DD Delay Draw Term Loan	626	—	626
Bioxcel Therapeutics, Inc.	First Lien Tranche B Delay Draw Term Loan	250	—	250
CentralSquare Technologies	First Lien Revolver	66	—	66
CPS Mezzanine	Second Lien Revolver	3,750	3,431	319
Creek Parent	First Lien Revolver	471	—	471
Establishment Labs Holdings, Inc.	First Lien Tranche D Delay Draw Term Loan	184	—	184
Evergreen IX Borrower	First Lien Revolver	127	—	127
Finastra Group Holdings Ltd	First Lien Revolver	79	54	25
Finastra USA, Inc.	First Lien Revolver	73	50	23
Galileo Parent, Inc.	First Lien Revolver	254	116	138
Galileo Parent, Inc.	First Lien Revolver	116	53	63
GASL Bermuda	Tranche B – 1 Revolver	3,100	1,314	1,786
Geotechnical Merger Sub	Revolver	234	78	156
Geotechnical Merger Sub	Delay Draw Term Loan	623	—	623
Grove Hotel Parcel Owner LLC	Revolver	175	69	106
ICIMS, Inc.	First Lien Revolver	134	27	107

____________

See Notes to Consolidated Financial Statements.

52

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024
Company	Investment Type	Total revolving and delayed draw loan commitments (000s)	Less: funded commitments (000s)	Total unfunded commitments (000s) (Note 10)
ICIMS, Inc.	First Lien Revolver	$24	$5	$19
ICIMS, Inc.	Delay Draw Term Loan	293	—	293
Inspira	First Lien Delay Draw Term Loan	172	—	172
Inspira	First Lien Revolver	103	—	103
Integrity Marketing Acquisition LLC	Revolver	235	—	235
Integrity Marketing Acquisition LLC	First Lien Delay Draw Term Loan	1,154	—	1,154
Inventus Power, Inc.	Revolver	94	—	94
Kings Buyer LLC	First Lien Revolver	310	77	233
Kite Midco II	Delay Draw Term Loan	216	—	216
Legends Hospitality Holding Co.	First Lien Revolver	76	8	68
Legends Hospitality Holding Co.	First Lien Delay Draw Term Loan	76	—	76
Legends Hospitality Holding Co.	First Lien Revolver	76	8	68
LSL Holdco LLC	First Lien Revolver	266	182	84
Monotype Imaging Holdings	First Lien Delay Draw Term Loan	117	27	90
Monotype Imaging Holdings	First Lien Revolver	176	—	176
MRI Software LLC	First Lien Revolver	166	9	157
MRI Software LLC	First Lien Tranche 6 Delay Draw Term Loan	220	21	199
Next Holdco LLC	First Lien Delay Draw Term Loan	213	—	213
Next Holdco LLC	First Lien Revolver	80	—	80
NFM & J LP	First Lien Delay Draw Term Loan	82	9	73
NFM & J LP	First Lien Delay Draw Term Loan	112	13	99
NFM & J LP	First Lien Delay Draw Term Loan	82	9	73
NFM & J LP	First Lien Revolver	74	18	56
NFM & J LP	First Lien Revolver	37	9	28
Optimizely North America	First Lien Revolver	231	—	231
Petvet Care Centers LLC	First Lien Delay Draw Term Loan	307	—	307
Petvet Care Centers LLC	First Lien Revolver	307	—	307
PFNY Holdings LLC	First Lien Revolver	173	—	173
Pluralsight Inc	First Lien Revolver	24	—	24
Pluralsight Inc	First Lien Delay Draw Term Loan	60	—	60
Protein For Pets Opco	Revolver	103	—	103
Sorenson Communications	Revolver	198	—	198
THG Acquisition	First Lien Revolver	37	3	34
THG Acquisition	First Lien Delay Draw Term Loan	239	—	239
THG Acquisition	First Lien Revolver	82	6	76
Truck-Lite Company	First Lien Delay Draw Term Loan	105	—	105
Truck-Lite Company	First Lien Revolver	105	—	105
USIC Holdings Inc	First Lien Revolver	182	42	140
USIC Holdings Inc	First Lien Delay Draw Term Loan	52	4	48
USIC Holdings Inc	First Lien Delay Draw Term Loan	33	2	31
WP CPP Holdings	First Lien Revolver	90	—	90
		$19,180	$5,687	$13,493

(d)   Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of December 31, 2024.

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	53

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024

(e)   Paid in kind security which may pay interest in additional par.

(f)    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2024, the total value of all such securities was $151,195,347 or 51.7% of net assets.

(g)   These assets are held in the Oaktree Diversified Income Fund (Cayman) Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of the Fund.

(h)   Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of December 31, 2024, the total value of all such securities was $3,501,793 or 1.2% of net assets.

(i)    Regulation S security. These securities may be subject to transfer restrictions as defined by Regulation S. As of December 31, 2024, the total value of all such securities was $214,570 or 0.1% of net assets.

(j)    Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2024.

(k)   Issuer is currently in default on its regularly scheduled interest payment.

(l)    Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of December 31, 2024.

(m)   The rate shown represents the seven-day yield as of December 31, 2024.

(n)   These securities are pledged as collateral for the credit facility.

____________

See Notes to Consolidated Financial Statements.

54

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Schedule of Investments (continued) December 31, 2024

Forward Currency Contracts:

As of December 31, 2024, the following forward currency contracts were outstanding:

Settlement Date	Currency Purchased		Currency Sold		Counterparty	Unrealized Appreciation (Depreciation)
01/23/2025	3,686,981	USD	2,827,237	GBP	State Street Bank & Trust Co.	$ 148,273
01/23/2025	397,704	GBP	505,160	USD	State Street Bank & Trust Co.	(7,374)
01/23/2025	1,848,137	USD	2,753,765	AUD	State Street Bank & Trust Co.	143,659
10/16/2025	19,770,666	USD	18,523,654	EUR	State Street Bank & Trust Co.	275,436
01/23/2025	20,285,374	EUR	21,351,677	USD	State Street Bank & Trust Co.	(319,273)
01/23/2025	45,069,167	USD	41,113,511	EUR	State Street Bank & Trust Co.	2,441,608
						$2,682,329

Futures Contracts:

As of December 31, 2024, the following futures contracts were outstanding:

Description	Contracts Purchased	Expiration Date	Notional	Unrealized Depreciation
U.S. Treasury 2 Year Note	146	03/31/2025	$30,018,969	$(38,207)
Abbreviations:
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rates
LLC	Limited Liability Corporation
LP	Limited Partnership
PIK	Payment-in Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financial Rate
SONIA	Sterling Overnight Index Average
Currencies:
GBP	British Pound
EUR	Euro
USD	US Dollar

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	55

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Statement of Assets and Liabilities December 31, 2024
Assets:
Investments in securities, at value (Cost $365,596,707)	$361,471,510
Interest receivable	4,607,549
Receivable for investments sold	4,367,972
Unrealized appreciation on forward currency contracts (Note 3)	3,008,976
Receivable for fund shares sold	318,248
Deposit at broker for future contracts	228,364
Cash	74,776
Unrealized appreciation on unfunded loan commitments	40,589
Prepaid expenses	49,486
Total assets	374,167,470
Liabilities:
Payable for credit facility (Note 6)	74,500,000
Deferred debt issuance costs, credit facility (Note 6)	(198,422)
Payable for investments purchased	6,319,009
Unrealized depreciation on forward currency contracts (Note 3)	326,647
Investment advisory fees payable, net (Note 4)	204,497
Interest payable for credit facility (Note 6)	123,284
Due to custodian	30,996
Variation margin on futures contracts (Note 3)	2,281
Accrued expenses	260,636
Total liabilities	81,568,928
Indemnifications, commitments and contingencies (Notes 4 and 10)
Net Assets	$292,598,542
Composition of Net Assets:
Paid-in capital	$301,380,859
Accumulated losses	(8,782,317)
Net Assets	$292,598,542
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	31,992,544
Net asset value per share	$9.15

____________

See Notes to Consolidated Financial Statements.

56

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Statement of Operations For the Year Ended December 31, 2024
Investment Income (Note 2):
Interest (net of foreign withholding tax of $266,789)	$32,504,961
Total investment income	32,504,961
Expenses:
Investment advisory fees (Note 4)	3,886,075
Legal fees	562,292
Fund accounting and sub-administration fees	304,591
Directors’ fees	210,130
Audit and tax services	202,773
Transfer agent fees	139,865
Miscellaneous	90,251
Reports to shareholders	85,064
Registration fees	45,150
Custodian fees	31,329
Insurance	16,057
Total operating expenses	5,573,577
Interest expense and credit facility fees (Note 6)	3,571,428
Less expenses waived by the investment adviser (Note 4)	(29,553)
Net expenses	9,115,452
Net investment income	23,389,509
Net realized gain (loss) on:
Investments	(2,651,229)
Foreign currency transactions	21,724
Forward currency contracts	(508,097)
Futures contracts	(325,833)
Net realized loss	(3,463,435)
Net change in unrealized appreciation (depreciation) on:
Investments	6,386,084
Unfunded loan commitments	32,211
Foreign currency	(6,934)
Foreign currency translations	51,837
Forward currency contracts	3,628,093
Futures contracts	(38,207)
Net change in unrealized appreciation	10,053,084
Net realized and unrealized gain	6,589,649
Net increase in net assets resulting from operations	$29,979,158

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	57

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Statements of Changes in Net Assets
	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$23,389,509	$16,422,370
Net realized loss	(3,463,435)	(952,741)
Net change in unrealized appreciation	10,053,084	5,552,516
Net increase in net assets resulting from operations	29,979,158	21,022,145
Distributions to Shareholders:
Distributable earnings	(22,828,124)	(15,645,010)
Total distributions to shareholders	(22,828,124)	(15,645,010)
Capital Share Transactions:
Proceeds from shares sold	58,996,400	62,173,242
Reinvestment of distributions	16,734,114	12,613,249
Repurchase of shares (Note 8)	(20,399,804)	(1,748,478)
Net increase in net assets from capital share transactions	55,330,710	73,038,013
Total increase in net assets	62,481,744	78,415,148
Net Assets:
Beginning of year	230,116,798	151,701,650
End of year	$292,598,542	$230,116,798
Share Transactions:
Shares sold	6,477,678	7,005,201
Shares reinvested	1,845,541	1,431,970
Shares repurchased (Note 8)	(2,232,689)	(196,752)
Net increase in shares outstanding	6,090,530	8,240,419

____________

See Notes to Consolidated Financial Statements.

58

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Statement of Cash Flows For the Year Ended December 31, 2024
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities
Net Increase in net assets resulting from operations	$29,979,158
Adjustments to reconcile net Increase in net assets resulting from operations to net cash used for operating activities
Purchases of long-term portfolio investments and principal payups	(210,071,026)
Proceeds from disposition of long-term portfolio investments and principal paydowns	121,422,960
Net purchases and sales of short-term portfolio investments	(1,716,564)
Amortization of deferred debt issuance costs	101,578
Increase in interest receivable	(858,727)
Increase in receivable for investments sold	(2,060,863)
Increase in receivable for fund shares sold	(316,298)
Increase in prepaid expenses	(4,547)
Increase in interest payable for credit facility	64,448
Decrease in payable for investments purchased	(844,161)
Increase in payable for variation margin	2,281
Decrease in investment advisory fees payable	(54,103)
Increase in accrued expenses	46,520
Net accretion of discount on investments and other adjustments to cost	(2,297,904)
Net change in unrealized appreciation on investments	(6,386,084)
Net change in unrealized depreciation on foreign currency	6,934
Decrease in unrealized appreciation on unfunded commitments	(32,211)
Net change in unrealized appreciation on forward currency contracts	(3,628,093)
Net realized loss on investment transactions	2,651,229
Net cash used for operating activities	(73,995,473)
Cash flows provided by (used for) financing activities:
Proceeds from credit facility	39,500,000
Proceeds from shares sold	58,996,400
Repurchase of shares	(20,399,804)
Distributions paid to shareholders, net of reinvestments	(6,094,010)
Net cash provided by financing activities	72,002,586
Effect of exchange rate changes on cash	(6,934)
Net decrease in cash	(1,999,821)
Cash at beginning of year	2,271,965
Cash at end of year	$272,144
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the year ended December 31, 2024 totaled $3,506,981.
Non-cash financing activities not included consist of reinvestment of distributions for the year ended December 31, 2024 of $16,734,114.
Reconciliation of Cash at the End of Year to the Consolidated Statement of Assets and Liabilities:
Cash	$74,776
Due to custodian	(30,996)
Cash on deposit with brokers for futures contracts	228,364
Cash at end of year	$272,144

____________

See Notes to Consolidated Financial Statements.

2024 Annual Report	59

OAKTREE DIVERSIFIED INCOME FUND INC. Consolidated Financial Highlights
Class D	For the Year Ended December 31,			For the Period November 1, 2021[1] – December 31, 2021
	2024	2023	2022
Per Share Operating Performance:
Net asset value, beginning of period	$8.88	$8.59	$9.94	$10.00
Income from Investment Operations:
Net investment income[2]	0.81	0.78	0.50	0.02
Net realized and change in unrealized gain (loss)[2]	0.23	0.20	(1.20)	(0.07)
Net increase (decrease) in net asset value resulting from operations	1.04	0.98	(0.70)	(0.05)
Distributions to Shareholders:
From net investment income	(0.77)	(0.69)	(0.65)	(0.01)
Total distributions paid*	(0.77)	(0.69)	(0.65)	(0.01)
Net asset value, end of period	$9.15	$8.88	$8.59	$9.94
Total Investment Return†,3	12.11%	11.76%	(7.03)%	(0.37)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$292,599	$230,117	$151,702	$150,092
Gross operating expenses excluding interest expense[4]	2.11%	2.03%	1.96%	5.55%
Interest expense[4]	1.35%	0.98%	0.55%	—%
Total expenses[4]	3.46%	3.01%	2.51%	5.55%
Net expenses, including fee waivers and reimbursement or recoupment and excluding interest expense[4]	2.10%	2.10%	2.10%	2.10%
Net expenses, including fee waivers and reimbursement or recoupment and interest expense[4]	3.45%	3.08%	2.65%	2.10%
Net investment income[4]	8.86%	8.81%	5.64%	1.51%
Net investment income (loss), excluding the effect of fee waivers and reimbursement or recoupment[4]	8.85%	8.88%	5.50%	(1.94)%
Portfolio turnover rate[3]	39%	24%	25%	4%

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.
Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit[5]	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit (Exclude Bank Loans)	Type of Senior Securities
December 31, 2024	$74,500,000	$4,927	N/A	N/A	Credit Facility
December 31, 2023	35,000,000	7,575	N/A	N/A	Credit Facility
December 31, 2022	20,000,000	8,585	N/A	N/A	Credit Facility
December 31, 2021[1]	N/A	N/A	N/A	N/A	N/A

____________

*      Distributions for annual periods determined in accordance with federal income tax regulations.

†           Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1    Commenced operations on November 1, 2021.

2   Per share amounts presented are based on average shares outstanding throughout the period indicated.

3   Not annualized for periods less than one year.

4   Annualized for periods less than one year.

5    Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

____________

See Notes to Consolidated Financial Statements.

60

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements December 31, 2024

1.  Organization

Oaktree Diversified Income Fund Inc. (the “Fund”) was organized as a corporation under the laws of the State of Maryland on June 29, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the “Common Shares”), and is operated as an “interval fund.” The Fund’s Class D shares commenced operations on November 1, 2021.

The Fund offers four classes of Shares: Class A Shares, Class D Shares, Class T Shares, and Class U Shares. The Fund had applied for, and was granted, exemptive relief (the “Exemptive Relief”) by the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees.

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. The Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Oaktree Capital Group, LLC (“OCG,” and collectively with OCM and the Adviser, “Oaktree”). Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the “Administrator”), an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield” or “BAM”), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, BAM acquired a majority interest in Oaktree.

The Fund’s investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally in high-conviction opportunities across Oaktree’s performing credit platform of high-yield bonds, senior loans, structured credit, emerging markets debt and convertibles, inclusive of both public and private credit sectors. High-yield bonds are also referred to as “below-investment grade rated securities” or “junk bonds,” as described in the Fund’s Prospectus. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on Oaktree’s assessment of relative value.

Oaktree Diversified Income Fund (Cayman) Ltd. (the “Subsidiary”), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on November 11, 2021. The Subsidiary was established for the purpose of investing in certain Regulation S securities. As a wholly-owned subsidiary of the Fund, the financial results of the Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the Consolidated Schedule of Investments. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2024 were $4,919,307, or 1.7% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

2024 Annual Report	61

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Bank Loans, Assignments, and Participations. Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed-or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the Secured Overnight Financial Rate, “SOFR,” or a similar reference rate) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (an “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

62

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical assets or liabilities
Level 2	—

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
2024 Annual Report	63

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Corporate Credit
Senior Loans (Syndicated)	$—	$93,660,140	$2,902,688	$96,562,828
High Yield	—	66,634,360	—	66,634,360
Emerging Markets	—	1,358,441	—	1,358,441
Convertible Bonds	—	1,016,540	—	1,016,540
Emerging Market
High Yield	—	5,041,420	—	5,041,420
Structured Credit
Collateralized Loan Obligations	—	50,825,858	—	50,825,858
Commercial Mortgage-Backed Securities	—	12,999,996	104,589	13,104,585
High Yield	—	5,729,895	—	5,729,895
Residential Mortgage-Backed Securities	—	9,316,771	—	9,316,771
Asset-Backed Securities	—	21,783,572	1,598,188	23,381,760
Private Credit
Senior Loans	—	755,625	65,644,632	66,400,257
Senior Loans (Syndicated)	—	—	5,195,953	5,195,953
High Yield	—	—	1,189,898	1,189,898
Preferred Stock	—	—	2,666,602	2,666,602
Common Stock	118,226	—	251,500	369,726
Warrants	—	—	275,683	275,683
Private Placement Bond	—	—	1,755,414	1,755,414
Private Placement Equity	—	—	857,311	857,311
Short-Term Investments
Money Market Fund	9,788,208	—	—	9,788,208
Total	$9,906,434	$269,122,618	$82,442,458	$361,471,510

Other Financial Instruments:(1)	Level 1	Level 2	Level 3	Total
Assets
Forward Currency Contracts	$—	$2,682,329	$—	$2,682,329
Unfunded Loan Commitments	—	—	44,570	44,570
Total Assets	$—	$2,682,329	$44,570	$2,726,809
Liabilities
Unfunded Loan Commitments	$—	$(3,981)	$—	$(3,981)
Futures Contracts	(38,207)	—	—	(38,207)
Total Liabilities	$(38,207)	$(3,981)	$—	$(42,188)
Total	$(38,207)	$2,678,348	$44,570	$2,684,711

____________

(1)  Forward currency contracts, futures contracts and unfunded loan commitments are reflected at the net unrealized appreciation (depreciation) on the instruments.

64

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

The Fund used valuation approaches consistent with the income approach and market approach to determine fair value of certain Level 3 assets as of December 31, 2024. The valuation methodologies utilized by the Fund included discounted cash flows analysis, recent transaction analysis, market yield analysis and market comparable analysis and are described below.

The discounted cash flows analysis utilizes a discounted cash flow method that incorporates expected timing and level of cash flows, as well as assumptions in determining growth rates, income and expense projections, discount rates, capital structure, terminal values and other factors. The applicability and weight assigned to the income technique is determined based on the availability of reliable projections and comparable companies and transactions.

The recent transaction analysis utilizes recent or expected future transactions of the investment to determine fair value, to the extent applicable.

The market yield analysis utilizes expected future cash flows, discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the borrowers. Consideration is also given to a borrower’s ability to meet principal and interest obligations; this may include an evaluation of collateral or the underlying value of the borrower, utilizing either the market or income techniques.

The market comparable analysis utilizes valuations of comparable public companies or transactions and generally seeks to establish the enterprise value of the portfolio company using a market multiple technique. This technique takes into account a specific financial measure (such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, free cash flow, net operating income, net income, book value or net asset value) believed to be most relevant for the given company. Consideration may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other factors deemed relevant. The applicability and weight assigned to the market technique is determined based on the availability of reliable projections and comparable companies and transactions.

The Fund may estimate the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions, including the current stock price (by using an enterprise value analysis as described above), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk-free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $74,500,000 for the credit facility presented in the Consolidated Statement of Assets and Liabilities. As of December 31, 2024, this financial instrument is categorized as Level 2 within the disclosure hierarchy.

2024 Annual Report	65

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of December 31, 2024.

Quantitative Information about Level 3 Fair Value Measurement

	Value as of December 31, 2024	Valuation Approach	Valuation Methodology	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input(1)
					Low	High
Corporate Credit
Senior Loans (Syndicated)	$1,895,482	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	11.0%	20.0%	16.50%	Decrease
	1,007,206	Market Approach	Market Comparables	Recent Transaction Price	$86.0	$86.0	$86.0	Increase
Structured Credit
Commercial Mortgage-Backed Securities	104,589	Market Approach	Market Comparables	Market Quotes	$13.4	$25.2	$16.4	Decrease
Asset-Backed Securities	1,598,188	Market Approach	Market Comparables	Market Quotes	$98.6	$98.6	$98.6	Decrease
Private Credit
Senior Loans	60,837,958	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.0%	22.0%	10.7%	Decrease
Senior Loans	261,751	Market Approach	Comparable Companies	Earnings Multiple	1.9x	2.2x	2.1x	Increase
Senior Loans	4,544,923	Market Approach	Market Comparables	Recent Transaction Price	$98.3	$100.1	$96.8	Increase
Senior Loans (Syndicated)	5,195,953	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.0%	12.0%	9.8%	Decrease
High Yield	1,189,898	Market Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	11.0%	13.0%	12.0%	Decrease
Preferred Stock	2,666,602	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	13.0%	18.0%	14.3%	Decrease
Common Stock	251,500	Market Approach	Comparable Companies	Earnings Multiple	6x	8x	7x	Increase
Warrants	275,683	Other	Black Scholes	Volatility	80.0%	120.0%	95.1%	Increase
Private Placement Bond	1,755,414	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	11.0%	13.0%	12.0%	Decrease
Private Placement Equity	754,923	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	12.0%	14.0%	13.0%	Decrease
Private Placement Equity	102,388	Market Approach	Comparable Companies	Earnings Multiple	1.9x	2.2x	2.1x	Increase
Total	$82,442,458

____________

(1)  The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

66

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Credit	Structured Credit	Private Credit	Total
Balance as of December 31, 2023	$3,393,166	$272,728	$50,449,054	$54,114,948
Accrued discounts (premiums)	(860)	15,984	145,602	160,726
Realized gain (loss)	(53,722)	1,766	129,939	77,983
Change in unrealized appreciation (depreciation)	(333,392)	(192,530)	1,757,361	1,231,439
Purchases at cost/corporate actions	1,595,169	1,657,500	49,459,700	52,712,369
Sales proceeds	(1,697,673)	(79,121)	(25,729,386)	(27,506,180)
Transfers into Level 3	—	26,450	1,624,723	1,651,173	(1)
Balance as of December 31, 2024	$2,902,688	$1,702,777	$77,836,993	$82,442,458
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$(351,048)	$(192,530)	$682,381	$138,803

____________

(1)  Securities transferred into Level 3 at year end market value due to a decrease in observable inputs.

For further information regarding the security characteristics of the Fund, see the Consolidated Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within “Transfer agent fees” in the Consolidated Statement of Operations.

Distributions to Shareholders: The Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income.

2024 Annual Report	67

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

This notice is available on the Adviser’s website at https://www.brookfieldoaktree.com/fund/oaktree-diversified-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Investments in Real Estate: The Fund may invest a portion of its assets in public and/or private debt investments and other real estate assets or real estate-related securities and obligations. The value of these debt investments and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally and, in particular, on the value of the underlying real estate asset collateral or real estate-related companies to which such debt investments relate. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals in the markets in which the Fund invests will have an adverse effect on the performance of the Fund’s investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Reductions in value or cash flow could impair the Fund’s ability to make distributions to Common Shareholders, adversely impact its ability to effectively achieve its investment objective and reduce overall returns on investments.

Investments in Real Estate Loans: While the Fund intends to invest primarily in “performing” real estate debt securities, real estate loans underlying the securities acquired by the Fund may be non-performing at the time of their acquisition and/or may become non-performing following their acquisition for a wide variety of reasons. Such non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control.

Collateralized Loan Obligations (“CLOs”): The Fund may invest in CLOs and other securitizations, which are generally limited recourse obligations of the issuer (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. Consequently, the Fund will typically not have any direct rights against the issuer of, or the entity that sold, assets underlying the securitization. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CDO debt tranches, trust preferred securities, insurance

68

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024 surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

New Accounting Pronouncements: In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management has evaluated and concluded there is no impact on the Fund’s financial statements.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the consolidated financial statements and consolidated financial highlights.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the year ended December 31, 2024 was $61,472,453, which represents the volume of activity during the year.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

2024 Annual Report	69

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

The average quarterly notional value of futures contracts outstanding during the year ended December 31, 2024 was $16,709,461, which represents the volume of activity during the year.

Credit Default Swap Agreements: Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The Fund did not have any swap contracts outstanding during the year ended December 31, 2024.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives	Consolidated Statement of Assets and Liabilities	Value as of December 31, 2024
Forward currency contracts	Unrealized appreciation on forward currency contracts (assets)	$3,008,976
Forward currency contracts	Unrealized depreciation on forward currency contracts (liabilities)	(326,647)
Futures contracts	Variation margin on futures contracts (liabilities)	(2,281)

The following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2024:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation
Forward currency contracts	Forward currency contracts	$(508,097)	$3,628,093
Futures contracts	Futures contracts	(325,833)	(38,207)

The Fund has not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements. There is no enforceable master netting agreement in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$3,008,976	$ —	$3,008,976	$ —	$ —	$3,008,976
Liabilities:
Forward currency contracts	$ 326,647	$ —	$ (326,647)	$ —	$ —	$ (326,647)
70

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

4.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.25% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund, including organizational expenses and offering costs, to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest (including, “Interest Payments on Borrowed Funds”), taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 2.10% for Class D shares and 2.85% for Class T shares, Class A shares and Class U shares. The Expense Limitation Agreement will continue until at least April 30, 2025 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $293,036 of which $46,457 and $246,579 will expire during the fiscal years ending December 31, 2026 and December 31, 2027, respectively. For the year ended December 31, 2024, the Adviser waived fees of $246,579 and recouped previously waived eligible expenses of $217,026, for a net expense reimbursement of $29,553 which is reflected on the Fund’s Consolidated Statement of Operations.

The Fund has entered into an administration agreement (“Administration Agreement”) with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator.

5.  Purchases and Sales of Investments

For the year ended December 31, 2024, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities and U.S. government securities, were $215,121,824 and $121,422,960, respectively.

For the year ended December 31, 2024, there were no purchases and sales of long-term U.S. Government securities.

6.  Credit Facility

The Fund has established a Senior Secured Revolving Credit Facility (the “Credit Facility”) in the aggregate principal amount of up to $75,000,000 with Sumitomo Mitsui Banking Corporation (“Sumitomo”) for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Credit Facility stated maturity date is November 20, 2025. The Fund pays interest in the amount of the Secured Overnight Financing Rate plus 1.25% on the Credit Facility outstanding if the borrowing is a Eurodollar Loan as defined in the

2024 Annual Report	71

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

Credit Facility agreement, or the highest of (i) Sumitomo prime rate as announced by Sumitomo in New York City, (ii) the sum of (x) the Federal Funds Rate plus (y) 1.00%, and (iii) the sum of (x) the London interbank market with a one (1) month maturity plus (y) 1.00%, (“Base Rate”) plus 0.25% if the borrowing is a Base Rate Loan as defined in the Credit Facility agreement on the Credit Facility outstanding. The Fund also pays an unused commitment fee of 0.35% on the Credit Facility that is unused. For the year ended December 31, 2024, the Fund amortized $153,441 in deferred debt issuance costs and is included in the interest expense on credit facility line on the Fund’s Consolidated Statement of Operations.

On January 2, 2025, the Board approved an extension of the aggregate principal amount of the Credit Facility to $100,000,000 with a stated maturity date of December 31, 2025. The Fund incurred debt issuance costs of $44,049 related to the extension of the Credit Facility that were recorded as a Deferred Debt Issuance Cost in the Consolidated Statement of Assets and Liabilities and will be amortized over the remainder of the term of the Credit Facility.

As of December 31, 2024, the Fund had outstanding borrowings of $74,500,000. For the year ended December 31, 2024, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

Stated interest expense	$3,318,272
Unused commitment fees	99,715
Amortization of debt issuance costs	153,441
Total interest expense and credit facility fees	$3,571,428
Average stated interest rate	6.95%
Average outstanding balance	$46,976,776

According to terms of the Credit Facility agreement, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness of the Fund of not less than 300%. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2024, the Fund was in compliance with the terms of the Credit Facility.

7.  Capital Shares

The Charter authorizes the Fund to issue up to 1,000,000,000 shares of common stock, $.001 par value per share, 250,000,000 of which have been classified as Class A Shares, 250,000,000 of which have been classified as Class D Shares, 250,000,000 of which have been classified as Class T Shares, and 250,000,000 of which have been classified as Class U Shares (collectively “Shares” and respectively, “Class A Shares,” “Class D Shares,” “Class T Shares” and “Class U Shares”). As of December 31, 2024, the Adviser owned 60% of the shares outstanding of Class D shares. The Board may, without any action by the shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board, without any action by the shareholders, to classify and reclassify any unissued common shares and preferred stock into other classes or series of shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of shares that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the shareholders’ best interests. Under Maryland law, shareholders generally are not liable for the Fund’s debts or obligations.

All common shares offered will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of common shares are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for

72

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024 any of the Fund’s securities. All common shares have equal distribution, liquidation and other rights. The Fund may offer multiple classes of common shares, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

8.  Repurchase Offers

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental investment policy to make offers to repurchase Shares in order to provide liquidity to shareholders. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s Interval Fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis.

During the year ended December 31, 2024, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 10% of its outstanding shares. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	January 8, 2024	April 8, 2024	July 8, 2024	October 7, 2024
Repurchase Request Deadline	February 12, 2024	May 13, 2024	August 12, 2024	November 11, 2024
Repurchase Pricing Date	February 12, 2024	May 13, 2024	August 12, 2024	November 11, 2024
Dollar Amount Repurchased	$868,825	$1,394,735	$16,577,496	$1,558,748
Shares Repurchased	96,644	153,436	1,813,730	168,879

9.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2024, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2024, open taxable periods consisted of the taxable periods ended December 31, 2021 through December 31, 2024. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund’s most recently completed tax year-end of December 31, 2024.

2024 Annual Report	73

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024

The tax character of distributions paid for the periods shown below were as follows:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Ordinary income	$22,828,124	$15,645,010
Total	$22,828,124	$15,645,010

At December 31, 2024, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(7,809,623)
Distributable earnings	2,930,728
Late year ordinary losses	—
Other accumulated gains	104,558
Tax basis unrealized depreciation on investments and foreign currency	(4,007,980)
Total tax basis net accumulated losses	$(8,782,317)

____________

(1)  To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2024, the Fund had short-term and long-term capital loss carryforwards of $3,027,192 and $4,782,431, respectively. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency translations, at December 31, 2024 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$365,479,490	$11,066,922	$(15,074,902)	$(4,007,980)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2024, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:

Paid-in capital	Accumulated income (losses)
$4,281	$(4,281)

10.Indemnifications, Commitments and Contingencies

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

In conjunction with the ownership of senior loans, the Fund is party to certain credit agreements, which may require the Fund to extend additional loans to investee companies. Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally

74

OAKTREE DIVERSIFIED INCOME FUND INC. Notes to Consolidated Financial Statements (continued) December 31, 2024 have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. The Fund uses the same investment criteria in making these commitments as it does in making investments. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt and cash held in escrow, if any.

11.Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Fund completed a quarterly repurchase offer in which the Fund offered to repurchase up to 10% of its outstanding shares on February 10, 2025. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	January 6, 2025
Repurchase Request Deadline	February 10, 2025
Repurchase Pricing Date	February 10, 2025
Dollar Amount Repurchased	$2,396,464
Shares Repurchased	259,077

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2024 Annual Report	75

OAKTREE DIVERSIFIED INCOME FUND INC. Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Oaktree Diversified Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Oaktree Diversified Income Fund Inc. and subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended December 31, 2024, 2023, 2022, and for the period from November 1, 2021 (commencement of operations) through December 31, 2021, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2024, 2023, 2022, and for the period from November 1, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 28, 2025

We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.

76

OAKTREE DIVERSIFIED INCOME FUND INC. Tax Information (Unaudited)

For the year ended December 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2024 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

2024 Annual Report	77

OAKTREE DIVERSIFIED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Independent Directors
Edward A. Kuczmarski c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1949	Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Governance Committee Served Since 2021	Retired. Director/Trustee of several investment companies advised or administered by Brookfield Public Securities Group LLC (“PSG” or the “Administrator”) (2011-Present).	10
Stuart A. McFarland c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1947	Director, Member of the Audit Committee, Member of the Governance Committee Served Since 2021	Managing Partner of Federal City Capital Advisors (1997-2021). Director/Trustee of several investment companies advised or administered by PSG (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-2020); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2020); Chair of the Board of Raven SR (2022-Present).	10
Heather S. Goldman c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1967	Director, Member of the Audit Committee,Chair of the Governance Committee Served Since 2021	CFO of My Flex, Inc., an EQBR company (2022-2023); Executive in Residence, Global Digital Finance (2024-Present). Director/Trustee of several investment companies advised or administered by PSG (2013-Present).	10
William H. Wright II c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1960	Director, Chair of the Audit Committee, Member of the Governance Committee Served Since 2021	Retired. Director/Trustee of several investment companies advised or administered by PSG (2020-Present); Director of Alcentra Capital corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2013-2019); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2021-Present).	10
78

OAKTREE DIVERSIFIED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)
Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Betty A. Whelchel c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1956	Director, Member of the Audit Committee, Member of the Governance Committee Since January 1, 2024	Retired. Director/Trustee of several investment companies advised or administered by PSG (2024-Present).	10
Susan Schauffert-Tam c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1968	Director, Member of the Audit Committee, Member of the Governance Committee Since November 20, 2024	Director/Trustee of several investment companies advised or administered by PSG (2024-Present).	10
Interested Director
Brian F. Hurley c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1977	Director Since March 29, 2024	President of several investment companies advised or administered by PSG (2014–Present); General Counsel of the Administrator (2017–Present); General Counsel of Brookfield Oaktree Wealth Solutions (2021–Present); Managing Partner of Brookfield Asset Management Inc. (2016–Present). Director/Trustee of several investment companies advised or administered by PSG (2024–Present).	10

1 As of the date of this report, the Fund Complex is comprised of the Fund, Brookfield Investment Funds (five series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., Oaktree Asset-Backed Income Private Fund Inc. and Brookfield Real Assets Income Fund Inc.

2024 Annual Report	79

OAKTREE DIVERSIFIED INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1977	President	Served since 2021

President of several investment companies advised or administered by PSG (2014-Present); Managing Director (2014-Present) and General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present).

Casey P. Tushaus c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised or administered by PSG (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Director of the Adviser (2021-Present); Vice President of the Adviser (2014-2021).

Craig A. Ruckman c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1977	Secretary	Served since 2022

Secretary of several investment companies advised or administered by PSG (November 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2021	CCO of several investment companies advised or administered by PSG (2017-Present); Director of the Adviser (2017-Present); and CCO of Brookfield Investment Management (Canada) Inc. (2017-2023).
Mohamed S. Rasul c/o Brookfield Place, 225 Liberty Street, New York, New York 10281-1048 Born: 1981	Assistant Treasurer	Served since 2021	Assistant Treasurer of several investment companies advised or administered by PSG (2016-Present); Vice President of the Adviser (2019-Present).

The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.

80

OAKTREE DIVERSIFIED INCOME FUND INC. Dividend Reinvestment Plan (Unaudited)

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and pay distributions quarterly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Common Shareholders specify otherwise, dividends will be reinvested in Shares of the Fund in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless Common Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), in additional Shares. If Common Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Common Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Common Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Common Shareholders may need for tax records. Any proxy Common Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered holders of Shares with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

2024 Annual Report	81

OAKTREE DIVERSIFIED INCOME FUND INC. Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•   Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•   Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•   Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•   Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•   Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•   Other organizations, with your consent or as directed by you; and

•   Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

82

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1048

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: info@brookfieldoaktree.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-862-5873

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Directors of the Fund Edward A. Kuczmarski William H. Wright II Heather S. Goldman Stuart A. McFarland Betty Whelchel Susan Schauffert-Tam Brian F. Hurley	Chair of Board of Directors Chair of Audit Committee Chair of Governance Committee Director Director Director Director (Interested)
Officers of the Fund Brian F. Hurley Casey P. Tushaus Craig A. Ruckman Adam R. Sachs Mohamed S. Rasul	President Treasurer Secretary Chief Compliance Officer Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

brookfieldoaktree.com

info@brookfieldoaktree.com

855-777-8001

OAKTREE

2025 Oaktree Fund Advisors, LLC

(b)    Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Oaktree Diversified Income Fund Inc., Brookfield Place, 225 Liberty Street, 35th Floor, New York, NY 10281-1048.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski, William H. Wright II and Heather S. Goldman each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2024	FYE 12/31/2023
(a) Audit Fees	$224,100	$209,940
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$11,600	$11,330
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2024 and December 31, 2023, for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $11,600 and $11,330, respectively. For the fiscal years ended December 31, 2024 and December 31, 2023, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $0 and $0, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant.

(h) The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Stuart A. McFarland, Edward A. Kuczmarski, Heather S. Goldman, William H. Wright II, Betty Whelchel and Susan Schauffert-Tam.

(b) Not applicable.

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)    Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Clients often grant Oaktree Fund Advisors, LLC (“Oaktree”) the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.

Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

1.    Delegation of Voting Responsibility and Account Set Up

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.

There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program that may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Managed Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account. Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.

Upon receipt of an investment management agreement, or other comparable document, the Compliance department sends the appropriate proxy voting provisions to the Corporate Actions department. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Managed Account/Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Managed Accounts/Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.

2.    Voting Procedures

Determination of Vote

Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets Equities strategy, which handles the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:

(i)     whether the investment was held as a passive investment or considered a significant holding;

(ii)    whether any material conflict of interest existed in connection with the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(iii)   documentation of the vote for each proposal, including any additional document created or utilized, if any, that was material to arriving at such a determination; and

(iv)   documentation of the basis and rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensure that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then sent to Compliance personnel for a final review, which is evidenced in the proxy documentation.

Corporate Actions personnel (with the exception of the Emerging Markets Equities investment strategy, which handles the proxies relating to their investments) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record- keeping below for additional guidance).

The Emerging Markets Equities investment strategy follows a similar process in which proxies are processed by the relevant Operations personnel and forwarded to the investment professional for consideration. Once the investment professional has completed his or her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.

Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.

Appropriate members of the Legal and/or Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include, but not limited to: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor Managed Accounts/Managed Funds owns more than 5% of the outstanding class of securities subject to the vote.

3.    Tracking Procedures

The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Managed Account/Managed Fund” custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:

(i)     Matching proxies received with stock holdings on the record date as indicated on the proxy card to internal holding reports;

(ii)    Documenting reasons as to why proxies were not received for any stock holdings; and

(iii)   Recording the dates on which votes were submitted for each Managed Account/Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross-held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.

4.    Disclosure to Clients

Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 8306296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.

In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.

5.    Recordkeeping

Documentation that Oaktree has voted all proxies for Managed Accounts/Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:

(i)     The proxy statement;

(ii)    Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in determining the vote;

(iii)   Proxy Tracking Form indicating Managed Accounts/Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Managed Account/Managed Fund the reasons behind such action; and

(iv)   List of client requests for proxy voting information.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team — Portfolio Managers

Portfolio Managers

Bruce Karsh, Wayne Dahl, Armen Panossian, Danielle Poli, and David Rosenberg manage the Fund. Bruce Karsh is the lead portfolio manager for the Fund. Their professional backgrounds are below.

Bruce Karsh
Co-Founder, Chief Investment Officer and Portfolio Manager

Mr. Karsh is Oaktree’s Co-Chairman and one of the firm’s co-founders. He also is Chief Investment Officer and serves as portfolio manager for Oaktree’s Opportunities, Value Opportunities and Global Credit strategies, including the Oaktree Diversified Income Fund. Prior to co-founding Oaktree, Mr. Karsh was a managing director of TCW Asset Management Company, and the portfolio manager of the Special Credits Funds from 1988 until 1995. Prior to joining TCW, Mr. Karsh worked as Assistant to the Chairman of SunAmerica, Inc. Prior to that, he was an attorney with the law firm of O’Melveny & Myers. Before working at O’Melveny & Myers, Mr. Karsh clerked for the Honorable Anthony M. Kennedy, then of the U.S. Court of Appeals for the Ninth Circuit and retired Associate Justice of the U.S. Supreme Court. Mr. Karsh holds an A.B. degree in economics summa cum laude from Duke University, where he was elected to Phi Beta Kappa. He went on to earn a J.D. from the University of Virginia School of Law, where he served as Notes Editor of the Virginia Law Review and was a member of the Order of the Coif. Mr. Karsh serves on the boards of a number of privately held companies. He is a member of the investment committee of the Broad Foundations. Mr. Karsh is Trustee Emeritus of Duke University, having served as Trustee from 2003 to 2015, and as Chairman of the Board of DUMAC, LLC, the entity that managed Duke’s endowment, from 2005 to 2014.

Wayne Dahl
Managing Director and Co-Portfolio Manager

Mr. Dahl serves as a portfolio manager within our Global Credit and Investment Grade Solutions strategies and is a founding member of the Global Credit Investment Committee. Mr. Dahl joined Oaktree in 2016 from Prosiris Capital Management in New York, where he was the Chief Risk Officer. Prior thereto, Mr. Dahl was Head of Risk Management for Canyon Capital Advisors in Los Angeles for nine years where he developed, implemented and managed the firm’s risk measurement and reporting systems across all investment strategies. Mr. Dahl began his career at Rumson Capital in quantitative research and development focused on the convertible arbitrage strategy. He received his B.A. degree in economics with a minor in mathematics from Brigham Young University and his Master of Science in Mathematics in Finance degree from New York University’s Courant Institute of Mathematical Science.

Armen Panossian
Co-Chief Executive Officer, Head of Performing Credit and Co-Portfolio Manager

Mr. Panossian serves as co-Chief Executive Officer, primarily focused on overseeing the organization and performance of Oaktree’s investment teams. He is also Head of Performing Credit, where his responsibilities include oversight of the firm’s liquid and private credit strategies and as a portfolio manager within the Global Private Debt and Global Credit strategies. Mr. Panossian joined Oaktree’s Global Opportunities group in 2007. In January 2014, he joined the U.S. Senior Loans team to assume co-portfolio management responsibilities and lead the development of Oaktree’s CLO business. He became head of all performing credit in 2019. Mr. Panossian joined Oaktree from Pequot Capital Management, where he worked on their distressed debt strategy. Mr. Panossian holds a B.A. degree in economics with honors and distinction from Stanford University, where he was elected to Phi Beta Kappa; an M.S. degree in health services research from Stanford Medical School; a J.D. degree from Harvard Law School; and an M.B.A. from Harvard Business School. Mr. Panossian serves on the Advisory Board of the Stanford Institute for Economic Policy Research. He is a member of the State Bar of California.

David Rosenberg
Managing Director and Co-Portfolio Manager

Mr. Rosenberg serves as Oaktree’s Head of Liquid Performing Credit and a co-portfolio manager of the U.S. High Yield Bond, Global High Yield Bond, Global Credit Investment Grade and Global Credit strategies. He is also a founding member of the Global Credit Investment Committee. Mr. Rosenberg joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A. in business administration. Before attending graduate school, he served as an associate in the Franchise Systems Finance group at J.P. Morgan. Mr. Rosenberg also holds an M.P.A. in professional accounting with a concentration in finance and a B.A. degree in business administration from the University of Texas at Austin. He is a Certified Public Accountant (inactive).

Danielle Poli
Managing Director and Co-Portfolio Manager

Ms. Poli is a portfolio manager within Oaktree’s Global Credit strategy, which invests flexibly across public and private debt. She is a founding member of the Global Credit Investment Committee and has led the expansion of the firm’s multi-asset credit offerings, including a product she co-manages for Brookfield Oaktree Wealth Solutions. Ms. Poli is also a regular commentator for mainstream and financial media and has been named to Barron’s list of 100 Most Influential Women in U.S. Finance.

Ms. Poli joined Oaktree in 2014 following graduation from the UCLA Anderson School of Management, where she received an M.B.A. and the Laurence and Lori Fink Investment Management Fellowship. Prior thereto, she worked at PAAMCO KKR Prisma (formerly PAAMCO) where she helped manage hedge fund portfolios for institutional clients. Ms. Poli holds a B.S. degree in business administration from the University of Southern California and is a CAIA charterholder.

Management of Other Accounts

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2024.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts*	Number of Other Accounts Managed and Total Assets for such Accounts*
Bruce Karsh	—	—	12/$48,755	28/$9,630
Wayne Dahl	—	—	—	—
Armen Panossian	—	—	11/$18,633	41/$15,969
Danielle Poli	—	—	—	—
David Rosenberg	1/$34	—	8/$7,360	67/$22,796

____________

*        Assets in $ millions

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2024.

Dollar Range of Securities Owned
Bruce Karsh	None
Wayne Dahl	None
Armen Panossian	None
Danielle Poli	None
David Rosenberg	None

Potential Conflicts of Interest

In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.

Conflicts Relating to Brookfield Asset Management.    In 2019, Brookfield acquired a majority interest in Oaktree. Oaktree is a wholly owned subsidiary of Brookfield. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier. Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and, Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree,

Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.

There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.

In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.

In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.

Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing.

Portfolio Manager Compensation

The compensation structure of the Portfolio Managers is determined by Oaktree in accordance with its own internal policies. All other Portfolio Managers receive a salary that is capped so that a significant portion of their compensation is derived from their bonus, which is a function of Oaktree’s profitability and the Portfolio Manager’s responsibilities and performance, and equity participation as one of the most senior employees. No Portfolio Manager’s compensation is specifically dependent on the performance of the Fund that they manage, on an absolute basis or relative to a specific benchmark. No Portfolio Manager is compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to Oaktree’s overall asset growth, which in turn contributes to its overall profitability. Portfolio Managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/24-01/31/24)	—	—	—	—
Month #2 (02/01/24-02/29/24)(1)	96,644	$8.99	96,644	—
Month #3 (03/01/24-03/31/24)	—	—	—	—
Month #4 (04/01/24-04/30/24)	—	—	—	—
Month #5 (05/01/24-05/31/24)(2)	153,436	$9.09	153,436	—
Month #6 (06/01/24-06/30/24)	—	—	—	—
Month #7 (07/01/24-07/31/24)	—	—	—	—
Month #8 (08/01/24-08/31/24)(3)	1,813,730	$9.14	1,813,730	—
Month #9 (09/01/24-09/30/24)	—	—	—	—
Month #10 (10/01/24-10/31/24)	—	—	—	—
Month #11 (11/01/24-11/30/24)(4)	168,879	$9.23	168,879	—
Month #12 (12/01/24-12/31/24)	—	—	—	—
Total	2,232,689	—	2,232,689	—

____________

(1)      On January 8, 2024, the Registrant offered to repurchase up to 10.0% of the Registrant’s total outstanding shares as of February 12, 2024 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 96,644 shares representing 0.4% of the Registrant’s total outstanding shares were repurchased.

(2)      On April 8, 2024, the Registrant offered to repurchase up to 10.0% of the Registrant’s total outstanding shares as of May 13, 2024 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 153,436 shares representing 0.5% of the Registrant’s total outstanding shares were repurchased.

(3)      On July 8, 2024, the Registrant offered to repurchase up to 10.0% of the Registrant’s total outstanding shares as of August 12, 2024 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 1,813,730 shares representing 5.9% of the Registrant’s total outstanding shares were repurchased.

(4)      On October 7, 2024, the Registrant offered to repurchase up to 10.0% of the Registrant’s total outstanding shares as of November 11, 2024 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 168,879 shares representing 0.6% of the Registrant’s total outstanding shares were repurchased.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)     The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not Applicable.

(b)    Not Applicable.

Item 19. Exhibits.

(a)    (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oaktree Diversified Income Fund Inc.
By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date	March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date	March 10, 2025
By (Signature and Title)*	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer
Date	March 10, 2025

____________

* Print the name and title of each signing officer under his or her signature.